Exhibit 10.2








               __________________________________________________




                        FIFTH AVENUE BUILDING COMPANY LLC


                                    Landlord,



                           GREG MANNING AUCTIONS, INC.

                                     Tenant.



               __________________________________________________



                                   __________

                                      LEASE
                                   __________




Premises:   Part of the 27th Floor
            623 Fifth Avenue
            New York, New York 10022

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                                TABLE OF CONTENTS
                                -----------------

ARTICLE                                                           PAGE
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1.    Premises; Term.................................................1
2.    Commencement of Term...........................................1
3.    Rent...........................................................2
4.    Use............................................................3
5.    Alterations, Fixtures..........................................5
6.    Repairs........................................................8
7.    Floor Load; Noise..............................................9
8.    Laws, Ordinances, Requirements of Public Authorities...........9
9.    Insurance.....................................................11
10.   Damage by Fire or Other Cause.................................13
11.   Assignment, Subletting, Mortgaging............................14
12.   Liability of Landlord and Indemnity by Tenant.................20
13.   Moving of Heavy Equipment.....................................23
14.   Condemnation..................................................23
15.   Entry, Right to Change Public Portions of the Building........24
16.   Conditional Limitations, Etc..................................25
17.   Mechanic's Liens..............................................29
18.   Landlord's Right to Perform Tenant's Obligations..............30
19.   Covenant of Quiet Enjoyment...................................30
20.   Excavation....................................................30
21.   Services and Equipment........................................31
22.   Escalation....................................................34
23.   Electricity...................................................40
24.   Broker........................................................43
25.   Subordination and Ground Lease................................43
26.   Estoppel Certificate..........................................45
27.   Waiver of Jury Trial..........................................46
28.   Surrender of Premises.........................................46
29.   Rules and Regulations.........................................47
30.   Successors and Assigns and Definitions........................47
31.   Notices.......................................................48
32.   No Waiver; Entire Agreement...................................48
33.   Captions......................................................50
34.   Inability to Perform..........................................50
35.   No Representations by Landlord................................50
36.   Security Deposit..............................................51
37.   Late Payment Charge...........................................53
38.   Rent Control..................................................54
39.   Supplemental Air Conditioning.................................54
40.   Landlord's Reimbursement Contribution.........................55

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

                            TABLE OF CONTENTS, cont.
                            ------------------------

ARTICLE                                                           PAGE
-------                                                           ----

      Testimonium and Signatures.....................................56
      Acknowledgments ...............................................57
      Schedule A      Floor Plan.....................................58
      Schedule B      Description of Land ...........................59
      Schedule C      Rules and Regulations..........................60
      Schedule D      Cleaning Specifications........................65
      Schedule E      Definitions....................................67

            INDENTURE OF LEASE made as of this 27th day of September, 2005, between FIFTH AVENUE BUILDING COMPANY LLC, a New York limited liability company, having an office at 750 Lexington Avenue, New York, New York 10022 ("Landlord") and, GREG MANNING AUCTIONS, INC., a Delaware corporation having an office at 775 Passaic Avenue, West Caldwell, New Jersey 07006 ("Tenant").


                              W I T N E S S E T H :


                                    ARTICLE 1

                                 Premises; Term

            Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the following space ("Demised Premises"): part of the 27th floor as shown crosshatched on the floor plan (Schedule A) attached hereto, in the office building known as and by the street number 623 Fifth Avenue, in the Borough of Manhattan, City and State of New York ("Building"), located on the land ("Land") more particularly described in Schedule B attached hereto, upon and subject to the terms, covenants and conditions hereafter set forth.

            TO HAVE AND TO HOLD the Demised Premises unto Tenant for a term commencing on October 1, 2005 (the "Commencement Date") and ending on September 30, 2015 (the "Expiration Date"), or on such earlier date upon which said term may expire or terminate pursuant to the conditions of this Lease or pursuant to law.

            IT IS MUTUALLY COVENANTED AND AGREED between Landlord and Tenant as follows:

                                    ARTICLE 2

                              Commencement of Term

            Section 2.01. The term of this Lease and the payment of minimum rent hereunder shall commence on the Commencement Date. Landlord shall deliver possession of the Demised Premises on or before the Commencement Date. Landlord shall have no obligation to perform any work in connection with preparing the Demised Premises for Tenant's occupancy. Promptly following the date hereof, Landlord, at its expense, shall perform the following work: (i) install appliances (items to be furnished by Tenant at its expense), (ii) furnish and install building standard window treatment, (iii) furnish and install building standard sink, and (iv) furnish and install remaining doors as shown on prebuilt plan. If all of such work has not been substantially completed within

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

forty-five (45) days following the date hereof, then Tenant shall be entitled to an additional abatement of the minimum rent equal to one (1) day for each one
(1) business day thereafter until such work has been substantially completed. Landlord's work shall be deemed to be substantially completed where all of Landlord's work, except for minor details or adjustments, none of which materially interfere with Tenant's use of the Demised Premises, have been completed.

            Section 2.02. Tenant has fully inspected the Demised Premises, is familiar with the condition thereof and agrees to accept possession of the same on the Commencement Date in its then "As Is" condition, except for the substantial completion of Landlord's work as set forth in Section 2.01.

            Section 2.03. If, prior to the Commencement Date, subject to Landlord's consent, Tenant shall enter the Demised Premises to make any installations, Landlord shall have no liability or obligation for the care or preservation of Tenant's property, except if due to the negligence of Landlord, its agents, contractors, invitees and employees.

            Section 2.04. Promptly after the Commencement Date upon the request of Landlord, Landlord and Tenant shall execute a statement confirming the agreed upon Commencement and Expiration Dates of this Lease, in accordance with the foregoing provisions.

                                    ARTICLE 3

                                      Rent

            Section 3.01. Tenant shall pay as rent for the Demised Premises, the following:

                  (a) a fixed minimum rent (the "minimum rent") at the following annual rates:

                  (i)   $396,912.50  per annum (or $33,076.04 per month)
      for the first five (5) years and six (6) months following the Commencement Date, provided if the Commencement Date is not the first day of a month, then the minimum rent for such month shall be prorated; and

                  (ii)  $425,162.50  per annum (or $35,430.21 per month)
      for the remainder of the term; and

                  (b) all other sums and charges required to be paid by Tenant to Landlord under the terms of this Lease (including without limitation, the payments required to be made under Article 22), which shall be deemed to be and are sometimes referred to hereafter as additional rent.

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

            Section 3.02. Notwithstanding the provisions of Section 3.01 hereof and provided Tenant is not then in default under any of the provisions of this Lease on its part to be performed, Tenant shall be entitled to an abatement of part of the minimum rent only in the amount of $31,545.83 for each of the 1st, 2nd, 3rd, 4th, 17th and 18th months of the term succeeding the Commencement Date, provided the balance of minimum rent in the amount of $1,530.21 for each such months shall be paid by Tenant. Tenant shall be required to pay additional rent from and after the Commencement Date.

            Section 3.03. Subject to Section 3.02, the minimum rent shall be payable in equal monthly installments not more than one month in advance on the first day of each and every month during the term of this Lease, except that the amount of $33,076.04 shall be paid upon the execution of this Lease and applied to the payment of minimum rent for the 5th month of the term following the Commencement Date.

            Landlord and Tenant agree that Tenant shall pay minimum rent, additional rent and other amounts now due or hereafter to become due to the Landlord or its agents as provided for in this Lease, (as and when due) directly to the following lock-box account:

            Fifth Avenue Building Company LLC
            P.O. Box 5719
            Hicksville, New York 11802-5719

All rent checks shall be made payable to Fifth Avenue Building Company LLC.

            Section 3.04. Tenant shall pay the minimum rent and additional rent in lawful money of the United States which shall be legal tender for the payment of all debts, public and private, at the time of payment.

            Section 3.05. The minimum rent and additional rent shall be payable by Tenant without any set-off, abatement or deduction whatsoever and without notice or demand, except as otherwise expressly provided herein.

                                    ARTICLE 4

                                       Use

            Section 4.01. Tenant shall use and occupy the Demised Premises only for administrative, executive and/or general office purposes and any uses ancillary thereto.

            Section 4.02. Notwithstanding the provisions of Section 4.01, Tenant shall not use or allow the use of the Demised Premises or any part thereof (1) for the cooking and/or sale of food, provided that Tenant may have a pantry, including a microwave oven to warm food for consumption by Tenant's employees and guests; (2) for storage for sale of any

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alcoholic beverage in the Demised Premises; (3) for the sale of any product or material from the Demised Premises; (4) for manufacturing or printing purposes;
(5) for the conduct of a school or training facility or similar type of business which results in the presence of the general public in the Demised Premises; (6) for the conduct of the business of an employment agency or personnel agency; (7) for the conduct of any public auction or public exhibition; (8) for occupancy by a foreign, United States, state, municipal or other governmental or quasi-governmental body, agency or department or any authority or other entity which is affiliated therewith or controlled thereby and which has diplomatic or sovereign immunity or the like with respect to a commercial lease; (9) for messenger or delivery service (excluding Tenant's own employees or outside services); (10) as a public stenographer or typist; (11) as a telephone or telegraph agency; (12) as a company engaged in the business of renting office(s) or desk space in the Demised Premises; (13) as medical offices or a laboratory;
(14) as a travel agency; (15) as a dating service; (16) as a restaurant; (17) as a night club, discotheque, arcade or like kind establishments; (18) as a public or quasi-public health facility, radiation treatment facility, methadone clinic or other drug related clinic, abortion clinic, or for any practice conducted in or through the format of a clinic; (19) as a pawn shop; (20) as an off-track betting parlor; (21) as a homeless shelter, soup kitchen or similar use; (22) for the sale or display or pornographic products or services; (23) for the use or storage of flammable liquids or chemicals (unless incidental to a permitted use); (24) as a funeral parlor; (25) for the sale or grooming of pets; or (26) for any form of spiritualist services, such a fortune telling or reading. Furthermore, the Demised Premises shall not be used for any purpose that would create unreasonable or excessive elevator or floor loads, impair or interfere with any of the Building operations or the proper and economic heating, air-conditioning, cleaning or any other services of the Building, interfere with the use of the other areas of the Building by any other tenants, or impair the appearance of the Building. Neither Tenant nor any person within Tenant's control shall use, generate, store, treat and/or dispose of any Hazardous Materials (as hereinafter defined) in, on, under or about the Demised Premises, except in compliance with applicable Governmental Requirements (as hereinafter defined).

            Section 4.03. If any governmental license or permit, other than a Certificate of Occupancy, is required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way materially adversely affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

            Section 4.04. Tenant shall not at any time use or occupy, or knowingly permit anyone to use or occupy, the Demised Premises, or do or knowingly permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy, for the Demised Premises or for the Building, and will not knowingly permit or cause any act to be done or any condition to exist on the Demised Premises which may be dangerous unless safeguarded as required by law, or which in law constitutes a nuisance, public or private, or

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which may make void or voidable any insurance then in force covering the
Building and building equipment.

                                    ARTICLE 5

                              Alterations, Fixtures

            Section 5.01. (a) Except as provided in this Lease, Tenant, without Landlord's prior consent, shall make no structural and mechanical alterations, installations, additions or improvements in or to the Demised Premises ("work") including, but not limited to, an air-conditioning or cooling system, or any unit or part thereof or other apparatus of like or other nature, railings, mezzanine floors and the like. However, subject to Landlord's consent which shall not be unreasonably withheld or delayed, which consent shall be deemed given if no response to a request therefor is given by Landlord to Tenant within fifteen (15) days after the date of Landlord's receipt thereof, Tenant may make non-structural interior work which does not adversely affect the Building systems. If any contractor, other than Landlord, shall perform work, such contractor shall first be approved by Landlord and as a condition of such approval Tenant shall pay to Landlord seven (7%) percent of the cost of such work for supervision, coordination and other expenses incurred by Landlord in connection therewith. However, such seven (7%) percent charge shall not apply to Tenant's initial work in the Demised Premises as shown on Tenant's plans referred to in Article 40 and the work in the hallway referred to in subdivision
(b) below. Such seven (7%) percent charge shall also not apply to painting, carpeting, furnishings and wall covering. If Landlord fails to respond to Tenant's request for approval of contractors within ten (10) business days following receipt of such request, the same shall be deemed approved. In connection with any request by Tenant of Landlord that Landlord approve a contractor or subcontractors, Tenant shall cause the proposed contractor or subcontractor to complete and submit to Landlord such reasonable questionnaire, if any, as Landlord shall require as part of Landlord's contractor integrity program. Thereafter, Tenant agrees to cooperate with Landlord in connection with the implementation of such program and to cause its contractors to comply therewith. During the term of this Lease, Landlord may elect to pursue work in the Building under the provisions of the ICIP Program (as hereinafter defined). Tenant acknowledges that the ICIP Program may impose requirements with respect to the hiring and training practices, among other matters, of contractors and subcontractors engaged to perform certain work in the Building for Tenant (collectively, herein called "Tenant's Contractors"). Tenant shall use Tenant's Contractors (subject to Landlord's approvals) that qualify under the applicable requirements of the ICIP Program for the performance of Tenant's work and any alterations to the Demised Premises and Tenant will require Tenant's Contractors to comply with the provisions of the ICIP Program. If Landlord is notified of any violation of the ICIP Program by Tenant's Contractors, Landlord shall promptly advise Tenant, and Tenant shall take all necessary actions to cure such violations. Workers' compensation and commercial general liability insurance covering claims for personal injury, death, bodily injury and property damage insurance, all in amounts and with companies and/or forms in accordance with
Article 9 hereof, shall be provided and at all times maintained by Tenant's contractors engaged in

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

the performance of the work, and before proceeding with the work, certificates of such insurance shall be furnished to Landlord. If consented to by Landlord, all such work shall be done at Tenant's sole expense and in full compliance with all Governmental Requirements (as hereinafter defined). Upon completion of such work, Tenant shall deliver to Landlord full scale "as built" or marked plans for the same in both paper and electronic formats. All work affixed to the realty shall become the property of Landlord, subject to Tenant's right to replace same during the term hereof with items of equal quality and value, and shall remain upon, and be surrendered with, the Demised Premises as a part thereof at the end of the term or any renewal or extension term, as the case may be, without allowance to Tenant or charge to Landlord, unless Landlord, with respect to work which is not standard office installation and which is unusually difficult and costly to remove such as bathrooms and other structural and/or extraordinary installations, elects otherwise on notice to Tenant given at the time Landlord has consented to the work. However, if Landlord shall so elect otherwise, Tenant at Tenant's expense, at or prior to any termination of this Lease, shall remove all such work or such portion thereof as Landlord shall elect and Tenant shall restore the Demised Premises to its original condition, reasonable wear and tear excepted, at Tenant's expense. Notwithstanding the foregoing, Tenant, at its expense, shall cause all wiring and cabling installed in the Demised Premises by Tenant's contractor to be removed on or before the Expiration Date of this Lease and shall repair any damage to the Demised Premises caused by such removal. However, if Landlord enters into a lease for the Demised Premises with another tenant prior to the Expiration Date of this Lease, which requires Landlord to demolish the existing improvements therein, then Tenant shall not be required to remove such cabling and wiring. If any Building facilities or services, including but not limited to air-conditioning and ventilating equipment installed by Landlord, are adversely affected or damaged solely by reason of the work by Tenant, Tenant, at its expense, shall repair such damage to the extent such damage has been caused by Tenant's work and shall correct the work so as to prevent any further damage or adverse effect on such facilities or services.

            (b) Subject to the provisions of Sections 5.01(a) and 5.02, Tenant, at its cost, may cosmetically refurbish the common area hallway on the 27th floor, but not the elevator landing area, subject to Landlord's approval of the aesthetic design as shown on Tenant's plans for such work. Tenant shall indemnify and hold Landlord harmless with respect to any reasonable out of pocket costs, claims, damages or expenses, including reasonable attorneys' fees, with respect to such work.

            Section 5.02. Prior to commencing any work pursuant to the provisions of Section 5.01, Tenant shall furnish to Landlord:

                  (a) Plans and specifications for the work to be done in both paper and electronic formats.

                  (b) Copies of all governmental permits and authorizations which may be required in connection with such work. Landlord, without cost to Landlord, shall cooperate with Tenant to obtain same.

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

                  (c) A certificate evidencing that Tenant (or Tenant's contractor) has procured workers' compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against Landlord, Tenant, any mortgagee or the Building.

                  (d) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Section 9.03) as Landlord may reasonably require because of the nature of the work to be done by Tenant.

                  (e) Except with respect to Tenant's initial work or for work thereafter costing less than $100,000.00, a bond or other security satisfactory to Landlord, in the amount of one hundred ten (110%) percent of the aggregate cost of the work, to insure completion of such work.

            Section 5.03. No approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to perform work in the Demised Premises shall be deemed to be an agreement by Landlord that the contemplated work complies with any Governmental Requirements or insurance requirements or the certificate of occupancy for the Building nor a determination or representation by Landlord that the contemplated work will be functional or operational in the Demised Premises nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant of any of the terms of this Lease, other than the need to obtain Landlord's consent. Neither Landlord, Landlord's agents nor the mortgagee shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanic's or other lien for such labor or materials shall attach to or affect any estate or interest of Landlord or the mortgagee in and to the Demised Premises or the Building Project.

            Section 5.04. All movable property, furniture, furnishings, roller files, equipment and trade fixtures ("personalty") other than those affixed to the realty shall remain the property of and shall be removed by Tenant on or prior to any termination or expiration of this Lease, and, in the case of damage by reason of such removal, Tenant, at Tenant's expense, promptly shall repair the damage. If Tenant does not remove any such personalty, Landlord, at its election, (a) may cause the personalty to be removed and placed in storage at Tenant's expense or (b) may treat the personalty as abandoned and may dispose of the personalty as it sees fit without accounting to Tenant for any proceeds realized upon such disposal.

            Section 5.05. Tenant agrees that the exercise of its rights pursuant to the provisions of this Article 5 shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the Building or materially interfere with the business of Landlord or any Tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from the exercise by Tenant of its right pursuant to the provisions of this Article 5,

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

Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this Lease and pursuant to law, shall have the right to injunction. With respect to Tenant's work, Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the Demised Premises during those hours other than as provided in Section 21.01(a) in accordance with Landlord's customary charges therefor. Notwithstanding the foregoing, Tenant shall be entitled to use the freight elevators, without charge, for twelve (12) non-business hours in the aggregate during the term of this Lease.

                                    ARTICLE 6

                                     Repairs

            Section 6.01. Tenant shall take good care of the Demised Premises and the fixtures therein and all portions of the HVAC, mechanical, plumbing and electrical systems within and exclusively serving the Demised Premises, and at its sole cost and expense make all repairs thereto as and when needed to preserve them in good working order and condition, except to the extent such repairs are needed as a result of Landlord's misuse or negligence. All damage or injury to the Demised Premises or the Building or to any building equipment or systems caused by Tenant moving property in or out of the Building or by installation or removal of personalty or resulting from negligence or conduct of Tenant, its employees, agents, contractors, customers, invitees and visitors, shall be repaired, promptly by Tenant at Tenant's expense, and whether or not involving structural changes or alterations, to the satisfaction of Landlord. All repairs shall include replacements or substitutions where necessary and shall be at least equal to the quality, class and value of the property repaired, replaced or substituted and shall be done in a good and workmanlike manner.

            Section 6.02. Landlord, at its expense, shall maintain and make all repairs and replacements, structural and otherwise, to the exterior and public portions of the Building, to the sidewalks, to the common areas, to the Building fixtures and equipment and to the Demised Premises, unless Tenant is required to make them under the provisions of Section 6.01 or unless required as a result of the performance or existence of alterations performed by Tenant or on Tenant's behalf, in which event Tenant, at its expense, shall perform such maintenance, repairs or replacements. Tenant shall notify Landlord of the necessity for any repairs for which Landlord may be responsible in the Demised Premises under the provisions of this Section after learning of same, and Landlord shall make such repairs promptly. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the

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Demised Premises. However, Landlord shall use reasonable efforts to make such repairs or changes in an manner that minimizes interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor. All repairs shall include replacements or substitutions where necessary and shall be at least equal to the quality and value of the property repaired, replaced or substituted and shall be done in a good and workmanlike manner.

            Section 6.03. Tenant shall not store or place any materials or other obstructions in the lobby or other public portions of the Building, or on the sidewalk abutting the Building.

                                    ARTICLE 7

                                Floor Load; Noise

            Section 7.01. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry (50 lbs. live per square foot) and which is allowed by law.

            Section 7.02. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Demised Premises, to such a degree as to unreasonably interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate such objectionable or interfering noise or vibration.

                                    ARTICLE 8

              Laws, Ordinances, Requirements of Public Authorities

            Section 8.01. (a) Tenant, at its expense, shall comply with all laws, orders, ordinances, rules and regulations and directions of Federal, State, County and Municipal authorities and departments thereof having jurisdiction over the Demised Premises and the Building, now or hereafter in effect including but not limited to the Americans With Disabilities Act (collectively "Governmental Requirements"), referable to Tenant or the Demised Premises, arising solely by reason of Tenant's particular manner of use of the Demised Premises or any installations made therein by or at Tenant's request, or any default by Tenant under this Lease.

                  (b) Tenant covenants and agrees that Tenant shall, at Tenant's sole cost and expense, comply at all times with all Governmental Requirements governing the use, generation, storage, treatment and/or

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       disposal in the Demised Premises of any "Hazardous Materials" (which term shall mean any biologically or chemically active or other toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.
       9601 et seq., and as hazardous wastes under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6010 et seq., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. ss. 2601 et seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 et seq., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802 et seq., and any hazardous or toxic substances or pollutant regulated under any other Governmental Requirements). Tenant shall agree to execute, from time to time, at Landlord's request, affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in, on, under or about the Demised Premises, the Building or the Land. Tenant shall indemnify and hold harmless Landlord, its partners, officers, shareholders, members, directors and employees, the lessor under the Saks Lease (as hereinafter defined) and any mortgagee (collectively, the "Indemnitees"), from and against any loss, cost, damage, liability or expense (including attorneys' fees and disbursements) arising by reason of any cleanup, removal, remediation, detoxification action or any other activity required or recommended of any Indemnitees by any government authority by reason of the presence in the Demised Premises of any hereafter occurring Hazardous Materials, as a result of or in connection with the act or omission of Tenant or any person or entity within Tenant's control. The foregoing covenants and indemnity shall survive the expiration of any termination of this Lease.

                  (c) Landlord, at its expense, shall comply with and cure all Governmental Requirements relating to the Building for which Tenant is not responsible under the provisions of subdivision (a) of this Section. Landlord, at its expense, may contest the validity of any Governmental Requirements and postpone compliance therewith pending such contest, provided the same does not materially adversely affect Tenant's ability to use and occupy the Demised Premises for the conduct of Tenant's business and in accordance with this Lease. The foregoing covenants and indemnity shall survive the expiration of any termination of this Lease.

            Section 8.02. If Tenant receives written notice of any violation of any Governmental Requirements applicable to the Demised Premises, it shall give prompt notice thereof to Landlord.

            Section 8.03. Tenant will not clean, nor allow any window in the Demised Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or the rules of the Board of Standards and Appeals or of any other board or body having or asserting jurisdiction.

                                    ARTICLE 9

                                    Insurance

            Section 9.01. Tenant shall not do or knowingly permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the Certificate of Occupancy for the Building or the terms of the insurance policies covering the Building and the property and equipment therein; and Tenant, at its expense, shall comply with all rules, orders, regulations and requirements of the New York Board of Fire Underwriters or any other similar body having jurisdiction, and of the insurance carriers, and shall not knowingly do or permit anything to be done in or upon the Demised Premises in a manner which increases the rate of insurance for the Building or any property or equipment therein over the rate in effect on the Commencement Date.

            Section 9.02. If, solely by reason of Tenant's failure to comply with the provisions of Section 9.01 or any of the other provisions of this Lease, the rate of insurance for the Building or the property and equipment of Landlord shall be higher than it would otherwise be, Tenant shall pay to Landlord any additional or increased insurance premiums to the extent resulting therefrom thereafter paid by Landlord, and Tenant shall make such payment forthwith within twenty (20) days after demand of Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of any insurance rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body establishing fire insurance rates for the Building, shall be presumptive evidence of the facts therein stated and of the several items and charges in the insurance rates then applicable to the Building or Demised Premises.

            Section 9.03. (a) Tenant covenants to provide on or before the Commencement Date and to keep in force during the term hereof, the following insurance coverage:

                   (i) For the benefit of Landlord, Tenant and any mortgagee, a commercial general liability policy naming Landlord (and Landlord's designees) and any mortgagee whose name and address has been supplied to Tenant as additional insureds, protecting and indemnifying Landlord, Tenant and any mortgagee against any and all claims for personal injury, death, bodily injury or property damage occurring upon, in or about the Demised Premises, and the public portions of the Building in connection with any act of Tenant, its employees, agents, contractors, customers, invitees and visitors including, without limitation, personal injury, death, bodily injury or property damage resulting from any work performed by or on behalf of Tenant, with coverage of not less than $3,000,000.00, combined single limit for personal injury, death and property damage arising out of one occurrence or accident.

                   (ii) All risk property insurance utilizing the special form in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishings and equipment, including Landlord's work (as referred to on Schedule F) and Tenant's work (as referred to in Section 5.01), located in the Demised Premises.

                   (iii) Workers' compensation insurance in such limits as
            required by applicable Governmental Requirements.

                   (iv) Business interruption insurance covering those risks
            referred to in subdivision (ii) above, in the amount equal to all rents payable under this Lease for a period of twelve (12) months, commencing with the date of loss.

                  (b) All such insurance shall (i) be effected under valid and enforceable policies, (ii) be issued by insurers of recognized responsibility authorized to do business in the State of New York, (iii) contain a provision whereby the insurer agrees not to cancel the insurance without ten (10) days' prior written notice to Landlord, (iv) contain a provision that no act or omission of Tenant shall result in forfeiture of the insurance as against Landlord, (v) be in form reasonably acceptable to Landlord, (vi) be primary and not contribute with any insurance carried by Landlord, and (vii) be placed with insurers carrying a Bests rating of at least A-VIII.

            On or before the Commencement Date, Tenant shall deliver to Landlord duplicate originals of the aforesaid policies or certificates evidencing the aforesaid insurance coverage, such certificates to contain an endorsement naming Landlord (and Landlord's designees of whose identities Tenant has received notice) as additional insureds for liability insurance, and renewal policies or certificates shall be delivered to Landlord at least ten (10) days prior to the expiration date of each policy with proof of payment of the premiums therefor.

            Section 9.04. Landlord shall keep in force during the term hereof, all risk property insurance coverage for the Building and improvements, insured against damage by fire, vandalism and other perils, in the amount required by the mortgage.

            Section 9.05. Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each all risk property insurance policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim herein before referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge, then, the party benefitting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

            Subject to the foregoing provisions of this Section 9.05, and insofar as may be permitted by the terms of the insurance policies carried by it, (i) each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this Lease and (ii) Tenant releases other tenants but only to the extent that the policies of such other tenants permit a similar waiver for the benefit of Tenant and such other tenant gives such a waiver.

                                   ARTICLE 10

                          Damage by Fire or Other Cause

            Section 10.01. If the Demised Premises, including, without limitation, access to the Demised Premises and any part of the Building that provides essential services to the Demised Premises shall be damaged by fire or other casualty in whole or in part, the damage shall be repaired by and at the expense of Landlord and the minimum rent and additional rent pursuant to the provisions of Article 22 until such repairs shall be made, shall be apportioned according to the part of the Demised Premises which is usable by Tenant. Landlord shall have no responsibility to repair any damage to Tenant's work (as referred to in Section 5.01), the same being the responsibility of Tenant. No penalty shall accrue for delays which may arise by reason of adjustment of insurance by Landlord, unavoidable delays (as hereinafter defined), or any other cause beyond Landlord's reasonable control. Tenant shall give notice to Landlord promptly upon learning thereof in case of fire or other damage to the Demised Premises. If the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the Demised Premises shall have been damaged), Landlord at its election may terminate this Lease by written notice to Tenant, within sixty (60) days after such fire or other casualty, and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord. Tenant shall not be liable under this Lease for anything accruing after the date of such expiration. However, if more than twenty-five (25%) percent of the rentable square feet of the Demised Premises shall be damaged during the last two (2) years of the term hereof, either Landlord or Tenant, at its election, may terminate this Lease by written notice to the other within sixty (60) days after such fire or other casualty, and thereupon this Lease shall end upon the third (3rd) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord. Notwithstanding the foregoing provisions of this Section 10.01, within sixty
(60) days after such casualty, Landlord shall provide Tenant with an estimate as to the time reasonably required to repair such damage. If such period exceeds nine (9) months from the date of such casualty, Tenant may elect to terminate this Lease by notice to Landlord not later than ten (10) days following Tenant's receipt of such estimate, and thereupon the term of this Lease shall expire on the thirtieth (30th) day after Tenant's notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord. If the time period set forth in said estimate exceeds nine (9) months and Tenant has not terminated this Lease and if Landlord does not substantially complete such repairs within the time period set forth in such estimate, then Tenant may elect to terminate this Lease by notice to Landlord within ten (10) days following the expiration of such time period, and thereupon the term of this Lease shall expire on the thirtieth
(30th) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord, unless within such thirty (30) day period, Landlord substantially completes such restoration or rebuilding in which event this Lease shall remain in full force and effect. Tenant hereby waives the provisions of Section 227 of the Real Property Law, and the provisions of this Article shall govern and control in lieu thereof. If Landlord exercises its option to cancel, Landlord must also cancel all other similarly affected tenant leases in the Building, where Landlord has the right to do so.

            Section 10.02. No damages or compensation shall be payable by Landlord nor shall Tenant make any claim for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building. Landlord shall use its best efforts to commence and effect such repairs promptly and diligently, and in such manner as not to unreasonably interfere with Tenant's occupancy so as to restore the damaged property to substantially the same condition as existed before the casualty or damage.

                                   ARTICLE 11

                       Assignment, Subletting, Mortgaging

            Section 11.01. Except as otherwise specified herein, Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, or sublet or permit the Demised Premises or any part thereof to be occupied or used by others for desk space, mailing privileges or otherwise, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld subject to the provisions of Section 11.07. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord, may, after default by Tenant after all applicable notice and cure periods, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to any assignment, subletting, mortgage or encumbrance shall not in any manner be construed to relieve Tenant from obtaining Landlord's express consent to any other or further assignment, subletting, mortgage or encumbrance as to which Landlord's consent is required pursuant to the terms hereof. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. If Landlord's consent would be required were Tenant seeking to take the action being taken by such sublessee, as sublessor, such consent shall not be unreasonably withheld or delayed.

            Section 11.02. If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or part of the Demised Premises, and if Landlord's consent is required pursuant to the terms hereof, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment or sublease, together with an abstract of the material terms of the assignment or sublease, the effective or commencement date of which shall be not less than thirty (30) nor more than 180 days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, (c) a statement in sufficient detail reasonably satisfactory to Landlord, setting forth the calculations of the sums to be payable to Landlord pursuant to the provisions of Section 11.10, and (d) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report, if available. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, terminate this Lease if the proposed transaction is an assignment or a sublease (whether by one sublease or a series of related or unrelated subleases) of all or substantially all of the Demised Premises, for all or substantially all of the term hereof. Said options may be exercised by Landlord by notice to Tenant at any time within thirty (30) days after such notice has been given by Tenant to Landlord; and during such thirty (30) day period Tenant shall not assign this Lease nor sublet such space to any person.

            Section 11.03. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet (whether by one sublease or a series of related or unrelated subleases) all or substantially all of the Demised Premises for all or substantially all of the term, then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the minimum rent and additional rent shall be paid and apportioned to such date.

            Section 11.04. In the event Landlord does not exercise the option provided to it pursuant to Section 11.02 or if such option is not available to Landlord, and provided that Tenant is not in default in any of Tenant's obligations under this Lease after any applicable notice and cure periods, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, and shall in all events be granted or denied within thirty
(30) days after Tenant's request therefor. In deciding whether or not to grant its consent, Landlord may consider whether:

                  (a) Tenant shall have complied with the provisions of Section 11.02;

                  (b) In Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which (i) is limited to the use expressly permitted under Sections 4.01 and 4.02 of this Lease; and (ii) is in keeping with the then standards of the Building;

                  (c) The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

                  (d) Neither (i) the proposed assignee or sublessee nor (ii) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or sublessee, is then an occupant of any part of the Building, provided there is then comparable space in the Building in the same elevator bank, with substantially the same size and term as that of the proposed sublet premises, available for leasing by Landlord;

                  (e) The proposed assignee or sublessee is not a person with whom Landlord is currently negotiating to lease comparable space in the Building;

                  (f) The proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the provisions of this Article;

                  (g) At any one time there shall not be more than three (3) subtenants (including Landlord or its designee) in the Demised Premises;

                  (h) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the reasonable costs incurred in making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent, provided such costs shall not exceed $3,000.00 for any one transaction;

                  (i) Tenant shall not have (i) advertised the Demised Premises for subletting or assignment without prior notice to Landlord, or (ii) listed the same at a rental rate less than the minimum rent or additional rent at which Landlord is then offering to lease other space in the Building;

                  (j) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in and the jurisdiction of the courts of New York State.

            Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to any subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment for the minimum rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Demised Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 11.05) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise its option under Section 11.02, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. Notwithstanding anything to the contrary in this Lease, Tenant, without Landlord's consent, but subject to the provisions of this paragraph and Section 11.09, may sublet all or any part of the Demised Premises to an entity which controls, is controlled by or is under common control with Tenant (any of the foregoing, a "Related Entity"), provided a duly executed counterpart of such sublease, in form satisfactory to Landlord, is delivered to Landlord at least ten (10) days prior to its effective date.

            Section 11.05. In the event that (a) Landlord fails to exercise its option under Section 11.02 and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred twenty (120) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Section 11.02 (to the extent that same are applicable) before assigning this Lease or subletting all or part of the Demised Premises.

            Section 11.06. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed:

                  (a) No subletting shall be for a term ending later than one day prior to the expiration date of this Lease;

                  (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

                  (c) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, which thereto accrued to such subtenant against Tenant, or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

            Section 11.07. If Landlord gives its consent to any assignment of this Lease or to any sublease as to which such consent is required, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

                  (a) in the case of an assignment of this Lease or an assignment by any sublessee of any sublease, an amount equal to one-half of all sums and other consideration paid to Tenant from the assignee for such assignment or paid to Tenant by any sublessee or other person claiming through or under Tenant for such assignment (including, but not limited to sums paid for the sale or rental of Tenant's or sublessee's fixtures, leasehold improvements, less, in case of a sale or rental thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's or sublessee's federal income tax returns). The sums payable to

       Landlord under this Section 11.07(a) shall be paid to Landlord within ten
       (10) business days after same are paid by such assignee to Tenant; and

                  (b) in the case of a sublease, an amount equal to one-half of the rents and charges and other consideration paid under the sublease to Tenant by the subtenant or paid to Tenant by any such sublessee or other person claiming through or under Tenant in connection with such subletting which is in excess of the minimum rent and additional rent under Article 22 accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder or such sublessee) pursuant to the terms of this Lease (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, less, in the case of the sale or rental thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's or sublessee's federal income tax returns). The sums payable to Landlord under this Section 11.07(b) shall be paid to Landlord within ten (10) business days after same are paid by such subtenant to Tenant.

                  (c) For the purposes of computing the sums payable by Tenant to Landlord under subparagraphs (a) and (b) hereof, there shall be excluded from the consideration payable to Tenant by any assignee or sublessee any transfer taxes, rent concession, reasonable attorneys' fees, typical brokerage commissions, advertising costs and fix-up costs paid by Tenant with respect to such assignment or subletting, but only to the extent any such sums are allocable to the period of this Lease (in the case of any assignment), or the term of any sublease. All such exclusions shall be applied first against the consideration to recoup such expenses before payment of any consideration to Landlord.

            Section 11.08. If Tenant or any subtenant is a corporation, partnership, limited liability company or other entity, the provisions of
Section 11.01 shall apply to a transfer (by one or more transfers) of a majority of the stock, partnership, membership or other ownership interests of Tenant or such subtenant, as the case may be, as if such transfer of a majority of the stock, partnership, membership or other ownership interests of Tenant or such subtenant were an assignment of this Lease; but said provisions and the provisions of Section 11.02 shall not apply to transactions with a corporation, partnership, limited liability company or other entity into or with which Tenant or such subtenant is merged or consolidated or to which substantially all of Tenant's or such subtenant's assets, stock, partnership, membership or other ownership interests are sold or transferred or to any corporation, partnership, limited liability company or other entity which controls, is controlled by or is under common control with Tenant or such subtenant, provided that in any such event (i) the successor to Tenant or such subtenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant or such subtenant immediately prior to such merger, consolidation or transfer, and ii) proof reasonably satisfactory to Landlord of such net worth shall have been delivered to

Landlord at least ten (10) days prior to the effective date of any such transaction. Notwithstanding the foregoing, Tenant, without Landlord's consent, but subject to the provisions of Section 11.09, may assign this Lease to a Related Entity (as hereinbefore defined), provided a duly executed counterpart of such assignment together with an assumption of this Lease by the assignee, both in form reasonably satisfactory to Landlord, is delivered to Landlord at least ten (10) days prior to its effective date. Notwithstanding anything to the contrary contained in this Article 11, Landlord's consent shall not be required in the event of a mere change of name of the herein-named tenant, provided (a) there is no change in the equitable interests of the herein-named tenant in connection with such name change, (b) there is no event that would otherwise be deemed an assignment or a transfer of this Lease, and (c) the herein-named tenant provides Landlord with notice of such name change and reasonable evidence that such name change complies with the provisions of this Article 11, at least ten (10) days prior to the effectiveness of such name change.

            Section 11.09. Any assignment or transfer, whether made with Landlord's consent pursuant to Section 11.04 or without Landlord's consent pursuant to Section 11.08 shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed from and after the effective date thereof and whereby the assignee shall agree that the provisions in this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of minimum rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the minimum rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

            Section 11.10. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

            Section 11.11. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises, or the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease, to any sublease of the Demised Premises, or to the use or occupancy thereof by others.

                                   ARTICLE 12

                 Liability and Indemnity by Landlord and Tenant

            Section 12.01. Each party shall indemnify and save harmless the other from any liability to and claim by or on behalf of any person, firm, governmental authority, corporation or entity for personal injury, death or property damage (excluding consequential damages), arising:

                  (a) (i) with respect to Tenant, from the use by Tenant of the Demised Premises, or from any work whatsoever done or omitted to be done by Tenant, its employees, agents, contractors, customers, invitees or visitors, or from any accident thereat; and (ii) with respect to Landlord, from any work or thing whatsoever done or omitted to be done in the Building by it, its employees, agents or contractors, or from any accident thereof; and

                  (b) from any breach or default by the indemnifying party of and under any of the terms, covenants and conditions of this Lease on the indemnifying party's part to be performed.

            Each party also shall indemnify the other party against and save the other party harmless from all costs, reasonable counsel fees, expenses and penalties incurred by the indemnified party in connection with any such liability or claim other than such liability or claim incurred as a result of the indemnified party's negligence or willful misconduct.

            If any action or proceeding shall be brought against either party in connection with any such liability or claim, such party ("Indemnitee") shall give notice to the other party ("Indemnitor"), and the Indemnitor shall defend such action or proceeding, at Indemnitor's expense, by counsel reasonably satisfactory to the Indemnitee, or by the attorney for Indemnitor's insurance carrier whose insurance policy covers the liability or claim.

            Section 12.02. Landlord shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise, except if due to the negligence or willful act of Landlord, its agents, contractors or employees. Landlord and its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, except if due to the negligence or willful act of Landlord, its agents, contractors or employees; nor shall

Landlord be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any public or quasi-public work; nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building. If, at any time any windows of the Demised Premises are permanently closed, darkened or bricked up by reason of the requirements of law or temporarily closed or darkened by reason of repairs, alterations or maintenance by Landlord, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. However, Landlord shall use reasonable efforts to perform such work in a manner that minimizes interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

            Each party shall give notice to the other party promptly after its discovery of accidents for which it is liable hereunder.

            Section 12.03. (a) If in this Lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld or delayed, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent.

            (b) If there is a dispute between Landlord and Tenant under Articles 5 or 11 relating to the reasonableness of the withholding of a consent or approval by Landlord, Tenant may, at its option, as its sole and exclusive remedy, submit such dispute to arbitration in the City of New York under the Expedited Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association or any successor (the "AAA") (presently Rules E-1 through E-10 and, to the extent applicable, Section R-19); provided, however, that with respect to any such arbitration, (i) the list of arbitrators referred to in Rule E-5 shall be returned within five (5) days from the date of mailing; (ii) the parties shall notify the AAA by telephone, within four (4) days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule E-5; (iii) the Notice of hearing referred to in Rule E-8 shall be four (4) days in advance of the hearing; (iv) the hearing shall beheld within seven (7) days after the appointment of the arbitrator; (v) the arbitrator shall have no right to award damages; and (vi) the decision and award of the arbitrator shall be final and conclusive on the parties. The sole issue to be submitted to the arbitrator, which shall be included as part of his oath, shall be the reasonableness of Landlord's determination to withhold consent or approval under the provisions of this Lease. The arbitrators conducting any arbitration shall be bound by the provisions of this Lease and shall not have the right or power to consider, determine or resolve any other issue or dispute between the parties, or to add to, subtract from, or otherwise modify such provisions. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration upon request of the other and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. Each of the arbitrators shall have at least ten
(10) years' experience in the business of managing real estate or acting as a real estate broker with first-class office buildings located in Manhattan. Each party hereunder initially shall pay its own costs, fees and expenses in connection with any arbitration or other action or proceeding brought under this
Article 12, and the expenses and fees of the arbitrators selected initially shall be shared equally by Landlord and tenant, provided, however, that the losing party shall reimburse the prevailing party for its reasonable expenses paid to unrelated third parties in connection with the foregoing. Notwithstanding any contrary provisions hereof, if Tenant shall submit such dispute to arbitration, then Landlord and Tenant agree that (i) the arbitrators may not award or recommend any damages to be paid by either party, and (ii) in no event shall either party be liable for, nor be entitled to recover, any damages.

                                   ARTICLE 13

                            Moving of Heavy Equipment

            Tenant shall not move any safe, heavy equipment or bulky matter in or out of the Building without Landlord's written consent, which shall not be unreasonably withheld or delayed. If the movement of such items requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work and all such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. All such movements shall be made during hours which will not materially interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

                                   ARTICLE 14

                                  Condemnation

            Section 14.01. In the event that the whole or more that ten (10%) percent of the Demised Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that ten (10%) percent or less of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the minimum rent and additional rent hereunder for such part shall be equitably abated and this Lease shall continue as to such part not so taken. In the event that only a part of the Building shall be so condemned or taken, then (a) if substantial structural alteration or reconstruction of the Building shall, in the opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of the vesting of title, or (b) if Landlord does not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the minimum rent and additional rent shall be abated to the extent, if any, hereinbefore provided. In the event that only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will restore with reasonable diligence the remaining structural portions of the Demised Premises as nearly as practicable to the same condition as they were in prior to such condemnation or taking.

            Section 14.02. In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date and the rent hereunder shall be apportioned as of such date.

            Section 14.03. In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Notwithstanding the foregoing, Tenant may make a separate claim for Tenant's moveable trade fixtures and moving expenses, provided the same shall not affect or reduce Landlord's award.

                                   ARTICLE 15

             Entry, Right to Change Public Portions of the Building

            Section 15.01. Tenant shall permit Landlord to erect, use and maintain pipes and conduits in and through the walls, within the ceiling or below the floors of the Demised Premises. Landlord, or its agents or designee shall have the right to enter the Demised Premises at reasonable times and on reasonable notice (or at any time without notice in an emergency) for the purpose of making such repairs or alterations as Landlord shall desire, shall be required or shall have the right to make under the provisions of this Lease; and shall also have the right (on prior reasonable notice and at reasonable times) to enter the Demised Premises for the purpose of inspecting them or exhibiting them to prospective purchasers or to prospective purchasers of the lessee's estate under Superior Leases or to prospective mortgagees or to prospective assignees of any such mortgagees. Landlord shall, during the progress of any such work in the Demised Premises, be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs or alterations are being made. However, Landlord shall use reasonable efforts to make such repairs or alterations in an manner to minimize interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor.

            Section 15.02. During the twelve (12) months prior to the expiration of the term of this Lease, Landlord may exhibit the Demised Premises to prospective tenants, at reasonable times and on reasonable notice.

            Section 15.03. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Demised Premises: entrances, passageways, doors and doorways, corridors, elevators, stairs, toilets, and other like public service portions of the Building. All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, exterior core corridor walls, exterior doors and entrances, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Demised Premises and Landlord shall have the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, provided the same does not materially adversely interfere with Tenant's use of, access to or egress from the Demised Premises, and so long as the number of elevators servicing the floor of the Demised Premises is not reduced, except temporarily for alterations, remodeling or repairs. Landlord shall use reasonable efforts to perform all such work in a manner that minimizes interference with the normal conduct of Tenant's business, provided Landlord shall not be required to employ overtime or premium labor. However, if Landlord does any work or alterations in the 27th floor common area hallway, Landlord, at Landlord's expense, shall thereafter restore the same to substantially the same condition as it was prior to such work or alterations.

            Section 15.04. Landlord shall have the right at any time to name the Building as it desires and to change any and all such names at any time thereafter.

                                   ARTICLE 16

                          Conditional Limitations, Etc.

            Section 16.01. If at any time during the term of this Lease:

                  (a) Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement or for the appointment of a receiver of all or a portion of Tenant's property, or

                  (b) Any petition of the kind referred to in subdivision (a) of this Section shall be filed against Tenant and such petition shall not be vacated, discharged or withdrawn within ninety (90) days, or

                  (c) Tenant shall be adjudicated a bankrupt by any court, or

                  (d) Tenant shall make an assignment for the benefit of creditors, or

                  (e) a permanent receiver shall be appointed for the property of Tenant by order of a court of competent jurisdiction by reason of the insolvency of Tenant (except where such receiver shall be appointed in an involuntary proceeding, if he shall not be withdrawn within ninety (90) days after the date of his appointment), then Landlord, at Landlord's option, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination, Tenant shall quit and surrender the Demised Premises to Landlord.

            Section 16.02 (a) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and
(iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in section 365(b)(1) of the Bankruptcy Code, shall be given to Landlord by Tenant not later than twenty (20) days after receipt by Tenant, and Landlord shall thereupon have the right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person.

                  (b) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's Property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to Landlord.

                  (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease from and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

                  (d) Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of this Lease relating to assignment. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code.

                  (e) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

                  (f) The term "Tenant" as used in this Section includes any guarantor of this Lease, or any, trustee, debtor in possession, receiver, custodian or other similar officer.

            Section 16.03. If this Lease shall terminate pursuant to the provisions of Section 16.01:

                  (a) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the difference between the minimum rent and additional rent for the unexpired portion of the term of this Lease which had been in force immediately prior to the termination effected under Section 16.01 of this Article and the fair and the reasonable rental value of the Demised Premises, on the date of termination, for the same period, both discounted at the rate of eight (8%) percent per annum to the date of termination; or

                  (b) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the maximum allowed by statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in subdivision (a) of this Section.

            Section 16.04. (a) If Tenant shall fail to make any payment of any minimum rent or additional rent when the same becomes due and payable, or if the Demised Premises become vacant or deserted, or if Tenant shall fail to cancel or discharge any mechanic's lien or other lien within the time period as provided in Section 17.02, or if Tenant shall fail to deliver an estoppel certificate as provided in Article 26, or if Tenant fails to commence business in the Demised Premises within ninety (90) days following the Commencement Date, and if any of the foregoing defaults shall continue for a period of seven (7) days after notice thereof by Landlord, or

                  (b) If Tenant shall be in default in the performance of any of the other terms, covenants and conditions of this Lease and such default shall not have been remedied within thirty (30) days after notice by Landlord to Tenant specifying such default and requiring it to be remedied; or where such default reasonably cannot be remedied within such period of thirty (30) days, if Tenant shall not have commenced the remedying thereof within such period of time and shall not be proceeding with due diligence to remedy it, then Landlord, at Landlord's election, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination Tenant shall quit and surrender the Demised Premises to Landlord.

            Section 16.05. If this Lease shall terminate as provided in this Article or if Tenant shall be in default in the payment of minimum rent or additional rent when the same become due and payable, and such default shall continue for a period of seven (7) days after notice by Landlord to Tenant,

                  (a) Landlord may re-enter and resume possession of the Demised Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding, at law or in equity, by force or otherwise, without being liable for any damages therefor, and

                  (b) Landlord may re-let the whole or any part of the Demised Premises for a period equal to, greater or less than the remainder of the then term of this Lease, at such rental and upon such terms and conditions as Landlord shall deem reasonable to any tenant it may deem suitable and for any use and purpose it may deem appropriate. Landlord shall not be liable in any respect for failure to re-let the Demised Premises or, in the event of such re-letting, for failure to collect the rent thereunder and any sums received by Landlord on a re-letting in excess of the rent reserved in this Lease shall belong to Landlord.

            Section 16.06. If this Lease shall terminate as provided in this Article or by summary proceedings (except as to any termination under Section 16.01), Landlord shall be entitled to recover from Tenant as damages, in addition to arrears in minimum rent and additional rent,

                  (a) an amount equal to (i) all reasonable expenses incurred by Landlord in recovering possession of the Demised Premises and in connection with the re-letting of the Demised Premises, including, without limitation, the reasonable and necessary cost of repairing, renovating or remodeling the Demised Premises, (ii) the reasonable and necessary cost of performing any work required to be done by Tenant under this Lease, (iii) the reasonable and necessary cost of placing the Demised Premises in the same condition as that in which Tenant is required to surrender them to Landlord under this Lease, and (iv) all typical brokers' commissions due for the remainder of this Lease and reasonable legal fees incurred by Landlord in re-letting the Demised Premises, which amounts set forth in this subdivision (a) shall be due and payable by Tenant to Landlord at such time or times as they shall have been incurred; and

                  (b) an amount equal to the deficiency between the minimum rent and additional rent which would have become due and payable had this Lease not terminated and the net amount, if any, of rent collected by Landlord on re-letting the Demised Premises. The amounts specified in this subdivision shall be due and payable by Tenant on the several days on which such minimum rent and additional rent would have become due and payable had this Lease not terminated. Tenant consents that Landlord shall be entitled to institute separate suits or actions or proceedings for the recovery of such amount or amounts, and Tenant hereby waives the right to enforce or assert the rule against splitting a cause of action as a defense thereto.

            Section 16.07. Tenant, for itself and for all persons claiming through or under it, hereby waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Demised Premises after a warrant to dispossess shall have been issued or after judgment in an action of ejectment shall have been made and entered.

            Section 16.08. The words "re-enter" and "re-entry", as used in this Article, are not restricted to their technical legal meanings.

            Section 16.09. Landlord shall not be required to give any notice of its intention to re-enter, except as otherwise provided in this Lease and in accordance with law.

            Section 16.10. In any action or proceeding brought by Landlord against Tenant, predicated on a default in the payment of minimum rent or additional rent, Tenant shall not have the right to and shall not interpose any set-off or counterclaim of any kind whatsoever, other than a claim which would be legally barred for failure to raise as a counterclaim in such action or proceeding. If Tenant has any claim, Tenant shall be entitled only to bring an independent action therefor; and if such independent action is brought by Tenant, Tenant shall not be entitled to and shall not consolidate it with any pending action or proceeding brought by Landlord against Tenant for a default in the payment of minimum rent or additional rent.

                                   ARTICLE 17

                                Mechanic's Liens

            Section 17.01. If, subject to and notwithstanding Landlord's consent to the extent required under this Lease, Tenant shall cause any changes, alterations, additions, improvements, installations or repairs to be made to or at the Demised Premises or shall cause any labor to be performed or material to be furnished in connection therewith, neither Landlord nor the Demised Premises, under any circumstances, shall be liable for the payment of any expense incurred or for the value of any work done or material furnished, and all such changes, alterations, additions, improvements, installations and repairs and labor and material shall be made, furnished and performed upon Tenant's credit alone and at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing and performing such labor and material. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any contractor, laborer or materialman to furnish or perform any such labor or material.

            Section 17.02. If, because of any act or omission (or alleged act or omission) of Tenant any mechanic's or other lien, charge or order for the payment of money shall be filed against the Demised Premises or the Building or Landlord's estate as tenant under any Superior Lease (whether or not such lien, charge or order is valid or enforceable as such), for work claimed to have been for, or materials furnished to, Tenant, Tenant, at Tenant's expense, shall cause it to be cancelled or discharged of record by bonding or otherwise within thirty
(30) days after Tenant's receipt of notice of such filing, and Tenant shall indemnify Landlord against and save Landlord harmless from and shall pay all reasonable costs, expenses, losses, fines and penalties, including, without limitation, reasonable attorneys' fees, resulting therefrom.

                                   ARTICLE 18

                Landlord's Right to Perform Tenant's Obligations

            If Tenant shall default in the performance of any of the terms or covenants and conditions of this Lease, after notice and expiration of applicable cure periods, Landlord, without being under any obligation to do so and without hereby waiving such default, may remedy such default for the account and at the expense of Tenant. Any reasonable payment made or reasonable expense incurred by Landlord for such purpose (including, but not limited to, reasonable attorneys' fees) with interest at the maximum legal rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to within twenty (20) days after demand, or at Landlord's election, added to any subsequent installment or installments of minimum rent.

                                   ARTICLE 19

                           Covenant of Quiet Enjoyment

            Landlord covenants that upon Tenant paying the minimum rent and additional rent and observing and performing all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject nevertheless to the terms and conditions of this Lease.

                                   ARTICLE 20

                                   Excavation

            In the event that construction is to be commenced or an excavation is made or authorized for building or other purposes upon land adjacent to the Building, Tenant shall, if necessary, afford to the person or persons causing or authorized to commence construction or cause such excavation or to engage in such other purpose, license to enter upon the Demised Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the Building, from injury or damage and to support the Building and any new structure to be built by proper foundations, pinning and/or underpinning, or otherwise.

                                   ARTICLE 21

                             Services and Equipment

            Section 21.01. Landlord shall, at its cost and expense:

                  (a) Provide operatorless passenger elevator service to the Demised Premises, as existing, on Mondays through Fridays from 8:00 A.M. to 6:00 P.M., holidays excepted. A passenger elevator will be available at all other times to serve the Demised Premises. A freight elevator shall be available Mondays through Fridays, only from 8:00 A.M. to 5:00 P.M., excepting Saturdays, Sundays and holidays, The freight elevator shall be available on a "first come, first served" basis during the said days and hours and on a reservation "first come, first served" basis other than on said days and hours at Landlord's customary charges therefor.

                  (b) Maintain and repair the Building standard heating, ventilating and air conditioning system servicing the Demised Premises (the "HVAC System") installed by Landlord, except for those repairs which are the obligation of Tenant pursuant to Article 6 of this Lease. The HVAC System will be operated by Landlord as and when required by law, or for the comfortable occupancy of the Demised Premises at no fewer days than on

       Mondays through Fridays, from 8:00 A.M. to 8:00 P.M.; excepting Saturdays, Sundays and holidays Tenant shall draw and close the draperies or blinds for the windows of the Demised Premises whenever the HVAC system is in operation and the position of the sun so requires and shall, at all times, cooperate fully with Landlord and abide by all of the reasonable Rules and Regulations which Landlord may prescribe for the proper functioning of the HVAC System. Landlord agrees to operate the HVAC System servicing the Demised Premises in accordance with their design criteria unless energy and/or water conservation programs, guidelines or laws and/or requirements of public authorities, shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance therewith. Said system is designed to be capable of maintaining, within tolerances normal in first-class office buildings, inside space conditions for any open floor averaging 78 degrees Fahrenheit dry bulb and fifty (50%) percent relative humidity when outside conditions are 95 degrees Fahrenheit dry bulb and 75 degrees Fahrenheit wet bulb, and a temperature of not lower than for any one floor an average of 68 degrees Fahrenheit when outside temperature is 50 degrees Fahrenheit or lower. The foregoing design conditions shall be based on an occupancy of not more than one (1) person per one hundred
       (100) square feet, and upon a combined lighting and standard electrical load not to exceed three (3) watts per usable square foot (excluding the Building HVAC). Tenant expressly acknowledges that some or all windows are or may be hermetically sealed and will not open and Landlord makes no representation as to the habitability of the Demised Premises at any time the HVAC System is not in operation. Tenant hereby expressly waives any claims against Landlord arising out of the suitability of the Demised Premises when the same is not in operation, whether due to normal scheduling or the reasons set forth in Section 21.03. Landlord will not be responsible for the failure of the HVAC System if such failure results from the occupancy of the Demised Premises by more than an average of one
       (1) person for each one hundred (100) square feet in any separate room or area or if Tenant shall install and operate machines, incandescent lighting and appliances with a total connected electrical load in excess of five (5) watts per rentable square foot. If Tenant shall occupy the Demised Premises at an occupancy rate of greater than that for which the HVAC System was designed, or if the total connected electrical load is in excess of five (5) watts per rentable square feet, or if Tenant's partitions shall be arranged in such a way as to interfere with the normal operation of the HVAC System, Landlord may elect to make changes to the HVAC System or the ducts through which it operates required by reason thereof. Tenant shall not construct partitions or other obstructions that may interfere with Landlord's free access to the mechanical installations of Landlord, of which Landlord shall give notice to Tenant. Neither Tenant nor any person or entity within Tenant's control shall at any time enter the said enclosures or tamper with, adjust, touch or otherwise in any manner affect said mechanical installations, except as set forth herein with respect to the thermostatic controls within the Demised Premises.

                  (c) Provide Building standard cleaning services in Tenant's office space and public portions of the Building, except no services shall be performed Saturdays, Sundays and holidays, all in accordance with Schedule D attached hereto. If, however, any additional cleaning of the Demised Premises is to be done by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Landlord and no one other than Tenant's employees and persons approved by Landlord shall be permitted to enter the Demised Premises or the Building for such purpose. Tenant, at its own cost, may utilize its own employees or outside contractors to perform additional cleaning services in the Demised Premises, provided such employees or outside contractors do not cause any labor disruption, dispute or disturbance in or around the Building or violate Landlord's union contracts affecting the Building. If Tenant shall require additional cleaning services, Tenant may award a contract for such services to any contractor that is approved by Landlord; provided however, that prior to making such award, Tenant shall inform Landlord of the terms upon which such contractor shall provide such additional cleaning services and, in the event that Landlord's designated contractor can provide such additional cleaning services on equal or better terms, Tenant shall award such contract to Landlord's designated contractor. Tenant shall pay for the cost of the services performed by such designated contractor within ten (10) days after being billed.

                  (d) Furnish hot and cold water for lavatory, cleaning and drinking purposes. If Tenant requires, uses or consumes water for any other purposes, Landlord may install a meter or meters or other means to measure Tenant's water consumption, and Tenant shall reimburse Landlord for the cost of the meter or meters and the installation thereof, and shall pay for the maintenance of said meter equipment and/or pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall pay to Landlord within twenty (20) days after demand Landlord's actual cost of all water consumed as measured by said meter or meters or as otherwise measured.

                  (e) If Tenant shall require and request any of the foregoing services at times other than above provided, and if such request is made at least twelve (12) hours prior to the time when such additional services are required, Landlord will provide them and Tenant shall pay to Landlord promptly in advance the charges therefor at the then Building standard rate charged to other tenants in the Building.

            Section 21.02. Holidays shall be deemed to mean all federal holidays, state holidays and Building Service Employees Union Contract holidays.

            Section 21.03. Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Lease when necessary by reason of accident, emergency, mechanical breakdown or when required by any law, order or regulation of any Federal, State, County or Municipal authority, or for any other cause beyond the control of Landlord. Landlord shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant's inconvenience resulting therefrom may be for as short a period of time as circumstances will reasonably permit. Subject to the provisions of Section 21.06, Tenant shall not be entitled to nor shall Tenant make claim for any diminution or abatement of minimum rent or additional rent or other compensation, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment, suspension, work or inconvenience.

            Section 21.04. Tenant shall reimburse Landlord promptly for the actual out-of-pocket cost to Landlord of removal from the Demised Premises and the Building of any refuse and rubbish of Tenant not covered by the Cleaning Specifications and Tenant shall pay all bills therefor within twenty (20) days after the same are rendered.

            Section 21.05. If Tenant shall request Landlord to furnish any services in addition to those hereinabove provided or perform any work not required under this Lease, and Landlord agrees to furnish and/or perform the same, Tenant shall pay to Landlord promptly in advance the charges therefor, which charges are deemed to be additional rent and payable as such.

            Section 21.05. Tenant shall have access to the Demised Premises twenty-four hours a day, seven (7) days a week, subject to emergencies, police power, security or the provisions of Article 34.

            Section 21.06. Notwithstanding the foregoing, if Landlord shall fail to provide electrical, elevator, heating, ventilating or air conditioning services, as provided in this Lease (collectively, an "Interruption"), and such Interruption shall materially impair the customary operation of Tenant's business in all or any part of the Demised Premises (other than a de minimis part), and if (i) such Interruption shall continue for a period in excess of twenty (20) consecutive days following receipt by Landlord of notice from Tenant describing such Interruption and (ii) such Interruption shall not have been caused by an act or omission in violation of this Lease by or the negligence of Tenant, or of Tenant agents, servants, employees or contractors (an Interruption that satisfied all of the foregoing conditions being referred to hereinafter as a "Material Interruption"), then Tenant shall be entitled to an abatement of the minimum rent and additional rent (such abatement to be prorated if only a part of the Demised Premises shall be so affected by such Material Interruption),which shall begin on the 21st consecutive day of such Material Interruption and shall end upon the date such Material Interruption has been terminated.

                                   ARTICLE 22

                                   Escalation

            Section 22.01. Taxes. Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Section:

                  (a) Definitions: For the purpose of this Section, the following definitions shall apply:

                        (i) The term "Tax Base Factor" shall mean
            the average of the real estate taxes for the Building Project for the periods from July 1, 2005 to June 30, 2006 and from July 1, 2006 to June 30, 2007, as finally determined.

                        (ii) The term "The Building Project"
            shall mean the real property known as Unit B of The
            Fifth Win Condominium, with all improvements erected on the Land as more particularly described in Schedule B of this Lease

                        (iii) The term "Comparative Tax Year"
            shall mean the New York City real estate tax year commencing on July 1, 2006 and each subsequent New York City real estate tax year. If the present use of July 1-June 30 New York City real estate tax year shall hereafter be changed, then such changed tax year shall be used with appropriate adjustment for the transition.

                        (iv) The term "Real Estate Taxes" shall
            mean the total of all taxes and special or other assessments and charges of any Special Business Improvement District levied, assessed or imposed at any time by any governmental authority: (a) upon or against the Building Project, and (b) in connection with the receipt of income or rents from the Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof. Income, franchise, transfer, inheritance, corporate, mortgage recording or capital stock taxes of Landlord, or penalties or interest thereon, shall be excluded from "Real Estate Taxes" for the purposes hereof. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against the lessor under a Superior

            Lease (as hereinafter defined) and/or Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of or addition to or increase of Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be included within "Real Estate Taxes." Tenant acknowledges that the Tax Escalation Payment (as hereinafter defined) constitutes a method by which Landlord is seeking to compensate for increases in expenses and that the Tax Escalation Payment shall be calculated and paid by Tenant to Landlord whether or not Real Estate Taxes have then been paid by Landlord.

                        (v) The term "the Percentage" for
            purposes of computing tax escalation, shall mean
            1.74%.

                  (b) (i) In the event that the Real Estate Taxes payable for any Comparative Tax Year shall exceed the Tax Base Factor, Tenant shall pay to Landlord, as additional rent for such Comparative Tax Year, an amount for tax escalation ("Tax Escalation Payment")equal to the Percentage of the excess. However, Tenant shall not be responsible for any Tax Escalation Payment during the first twelve (12) months following the Commencement Date. Before or after the start of each Comparative Tax Year, Landlord shall furnish to Tenant a statement of the Tax Escalation Payment payable for such Comparative Tax Year, together with a copy of the relevant tax bill from the governmental authority if requested by Tenant. Tenant shall make its aforesaid Tax Escalation Payment to Landlord, in installments in the same manner and not later than thirty
       (30) days prior to the last date that Real Estate Taxes are payable by Landlord to the governmental authority. If a statement is furnished to Tenant after the commencement of the Comparative Tax Year in respect of which such statement is rendered, Tenant shall, within twenty (20) days thereafter, pay to Landlord an amount equal to those installments of the total Tax Escalation Payment then due. If, during the term of this Lease, Real Estate Taxes are required to be paid, in full or in monthly or other installments, on any other date or dates than as presently required, or if Landlord shall be required to make monthly deposits of Real Estate Taxes to the holder of any mortgage, then Tenant's Tax Escalation Payment(s) shall be correspondingly adjusted so that the same are due to Landlord in corresponding installments not later than thirty (30) days prior to the last date on which the applicable installment of such Real Estate Taxes shall be due and payable to the governmental authority or such mortgagee.

                        (ii) If in any tax certiorari proceeding
            regarding Real Estate Taxes payable for any Comparative Tax Year or in otherwise establishing such taxes, Landlord has incurred expenses for legal and/or consulting services rendered in applying for, negotiating or obtaining a reduction of the assessment upon which the Real Estate Taxes are predicated, Tenant shall pay an amount equal to the Percentage of such expenses. Landlord shall deliver to Tenant copies of the relevant bills for such expenses.

                        (iii) The statements of the Tax
            Escalation Payment to be furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of the Tax Escalation Payment for the periods represented thereby, except for mathematical or other error in computation.

                        (iv) In no event shall the fixed minimum
            rent under this Lease be reduced by virtue of this
            Section 22.01.

                        (v) Upon the date of any expiration or
            termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of the Tax Escalation Payment for the Comparative Tax Year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid, or due and payable by Landlord to Tenant if the amount paid by Tenant exceeded such proportionate share. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such Comparative Tax Year. Prior to or promptly after said expiration or termination, Landlord shall compute the Tax Escalation Payment due from or owed to Tenant, as aforesaid and Tenant shall promptly pay Landlord any amount unpaid. If Landlord shall receive a refund or a tax credit of any amount of Real Estate Taxes for any Comparative Tax Year for which Tenant has made a payment, Landlord shall pay to Tenant within fifteen (15) days of its receipt of such refund the Percentage of any such refund, less the Percentage of any legal fees and other expenses provided for in Section

            22.01(b)(ii) to the extent the same have not theretofore been paid by Tenant.

                        (vi) Landlord's and Tenant's obligations
            to make the adjustments referred to in subdivision
            (v) above shall survive any expiration or termination of this Lease.

                        (vii) Any delay or failure of Landlord in
            billing any Tax Escalation Payment hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Tax Escalation Payment hereunder, provided such billing is made within one (1) year after the expiration of the term of this Lease.

                        (viii) Notwithstanding any language to
            the contrary contained in this Lease, Landlord and Tenant agree that for the purposes of this Section 22.01, Real Estate Taxes and Tax Escalation Payments shall be calculated without regard to any deductions, credits, abatements, or deferral of Real Estate Taxes which Landlord may receive pursuant to Sections
            11.256 through 11-267 of the Administrative Code of the City of New York, authorized by Title 2-D of
            Article 4 of the New York Real Property Tax Law and any and all rules and regulations promulgated thereunder (herein collectively called the "ICIP Program").

            Section 22.02. Porter's Wage Rate. Tenant shall pay to the Landlord, as additional rent, a porter's wage rate escalation in accordance with this
Section:

                  (a) For the purpose of this Section, the following definitions shall apply:

                        (i) "Wage Rate" shall mean the minimum
            regular hourly rate of wages in effect as of January 1st of each year (whether paid by Landlord or any contractor employed by Landlord) computed as paid over a forty hour week to Porters in Class A office buildings pursuant to an Agreement between Realty Advisory Board on Labor Relations, Incorporated, or any successor thereto, and Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or any successor thereto; and provided, however, that if there is no such agreement in effect prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate actually payable in effect as of January 1st of each year, and provided, however, that if in any year during the term, the regular employment of Porters shall occur on days or during the hours when overtime or other premium pay rates are in effect pursuant to such Agreement, then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly rate for the hours in a calendar week during which Porters are regularly employed (e.g., if pursuant to an agreement between Realty Advisory Board and the Local the regular employment of Porters for forty hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten hours, then the hourly rate of wages under this Article during such period shall be the total weekly rate of $135.00 divided by the total number of regular hours of employment, forty or $3.375). Notwithstanding the foregoing, if at any time such hourly wage rate is different for new hire and old hire Porters, then thereafter such hourly wage rate shall be based on the weighted average of the wage rates for the different classifications of Porters.

                        (ii) "Base Wage Rate" shall mean the Wage
            Rate in effect on January 1, 2006.

                        (iii) The term "Porters" shall mean that
            classification of non-supervisory employees employed in and about the Building who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are presently included in the classification of "Class A-Others" in the Commercial Building Agreement between the Realty Advisory Board and the aforesaid Union.

                        (iv) The term "minimum regular hourly
            rate of wages" shall not include any payments for fringe benefits or adjustments of any kind.

                        (v) The term "Multiplication Factor"
            shall mean 5,650.

                  (b) If the Wage Rate for any calendar year during the term after 2006 shall be increased above the Base Wage Rate, then Tenant shall pay, as additional rent, an amount equal to the product obtained by multiplying the Multiplication Factor by 100% of the number of cents (including any fraction of a cent) by which the Wage Rate is greater than the

       Base Wage Rate, such payment to be made in equal one-twelfth (1/12th) monthly installments commencing with the first monthly installment of minimum rent falling due on or after the effective date of such increase in Wage Rate (payable retroactive from said effective date) and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Landlord shall give Tenant notice promptly after Landlord is aware of such increases of each change in Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this
       Section 22.02 and such notice shall contain Landlord's calculation in reasonable detail and certified as true by an authorized partner of Landlord or of its managing agent, of the annual rate of additional rent payable resulting from such increase in Wage Rate. Such amounts shall be prorated for any partial calendar years during the term.

                  (c) Tenant's obligations to make the payments referred to in subdivision (b) above shall survive any expiration or termination of this Lease.

                  (d) Every notice given by Landlord pursuant to Section 22(b) hereof shall be conclusive and binding upon Tenant, except for manifest or other error.

                  (e) The "Wage Rate" is intended to be a substitute comparative index of economic costs and does not necessarily reflect the actual costs of wages or other expenses of operating the Building. The Wage Rate shall be used whether or not the Building is a Class A office building and whether or not Porters are employed in the Building and without regard to whether such employees are members of the Union referred to in subsection
       (a) hereof.

                                   ARTICLE 23

                                   Electricity

            Section 23.01.

                  (a) Landlord shall furnish electric energy on a rent inclusion basis to the Demised Premises, the charges therefor being included in the minimum rent. The amount included in the minimum rent is based upon the normal use of such electric energy between the hours of 8:00 A.M. to 8:00 P.M. on Mondays through Fridays, excepting Saturdays, Sundays and holidays, for lighting and for the normal use of lamps, word processors, office copying machines, typewriters, personal computers and similar customary office machines. Landlord shall not be liable in any way for any loss, damage or expense that Tenant may sustain or incur by reason of for any failure, change, interruption or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the Electric Service Provider or Alternate Service Provider (as said terms are hereinafter defined) serving the Building with electricity and no such failure, change, interruption or defect shall constitute an actual of constructive eviction, in whole or in part, or entitle Tenant to any abatement of minimum rent or additional rent or relieve Tenant of its obligations under this Lease. Landlord shall furnish and install, at Tenant's sole cost and expense, all lighting fixtures, tubes, lamps, bulbs, ballasts and outlets relating to Tenant's electrical equipment.

                  (b) Landlord has advised Tenant that presently Con Edison ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, if permitted by law, Landlord shall have the right at any time and from time to time during the term of this Lease to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

                  (c) Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Demised Premises.

            Section 23.02. Tenant's connected electrical load in the Demised Premises, including lighting, shall not at any time exceed the capacity of any of the electrical conductors and equipment in or serving the Demised Premises, such capacity being six (6) watts per rentable square foot connected load, exclusive of Building systems, including lighting. All additional risers or other equipment required therefor shall be provided by Landlord and the reasonable cost thereof shall be paid by Tenant upon Landlord's demand. Landlord may require Tenant to agree to an increase in the annual minimum rent by an amount which will reflect the cost to Tenant of the additional service to be furnished by Landlord, that is the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree thereon, the amount of such increase shall be determined by a reputable, independent electrical engineer or consultant, to be selected by Landlord whose fees or charges shall be paid by Landlord. When the amount of such increase is so determined, Tenant shall pay to Landlord within twenty (20) days following notification to Tenant of such determination the amount thereof retroactive to the date of such increased usage, unless within such twenty (20) day period Tenant disputes such determination. If Tenant disputes such determination, it shall, at its own expense, obtain from a reputable, independent electrical engineer or consultant, its own survey of the additional electrical energy consumed by Tenant. Tenant's consultant and Landlord's consultant shall then seek to agree on a finding of such determination of such change in the consumption of electrical energy. If they cannot agree, they shall choose a third reputable, independent electrical engineer or consultant, whose cost shall be shared equally by Landlord and Tenant, to make a similar survey, and the determination of such third consultant shall be controlling. If they cannot agree on such third consultant, within ten
(10) days, then either party may apply to the Supreme Court in the County of New York, for the appointment of such third consultant. However, pending such determination, Tenant shall pay to Landlord the amount as determined by Landlord's engineer or consultant. If the amount determined as aforesaid is different from that determined by Landlord's engineer or consultant, then Landlord and Tenant shall make adjustment for any deficiency owed by Tenant or overage paid by Tenant. Following the final determination, the parties shall execute an agreement supplementary hereto to reflect such increase in the annual minimum rent and in the amount set forth in Section 23.03; but such increase shall be effective even if such supplementary agreement is not executed.

            Section 23.03. If, during the term of this Lease, the public utility rate paid by Landlord for the supply of electric current to the Building shall be increased or if there shall be an increase in taxes or if additional taxes shall be imposed upon the sale or furnishing of such electric energy (hereafter collectively as the "cost") the annual minimum rent shall be increased by an amount arrived at by multiplying $18,362.50 (or the sum to which said sum may have been increased pursuant to the provisions of Section 23.02 or this Section
23.03 prior to the effective date of the cost increases (such sum being referred to herein as the "Rent Inclusion Factor") by the percentage of the increase of such cost. When the amount of such increase is so determined, Landlord and Tenant shall execute an agreement supplementary hereto to reflect such increase in the amount of the minimum rent payable and effective from the effective date of such increase , but such increase shall be effective from such date whether or not such a supplementary agreement is executed.

            Section 23.04. Landlord reserves the right to discontinue furnishing electric energy at any time, whether or not Tenant is in default under this Lease, upon not less than thirty (30) days' notice to Tenant. If Landlord exercises such right of discontinuance, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electric energy to Tenant, and the minimum rent payable under this Lease shall be reduced by an amount per annum equal to the then prevailing Rent Inclusion Factor. If Landlord so elects to discontinue furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the Electric Service Provider furnishing electric service to the Building or the Alternate Service Provider. Notwithstanding the foregoing, Landlord shall not discontinue furnishing electric energy until Tenant is able to obtain such electric energy directly from said Electric Service

Provider or the Alternate Service Provider. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company, and which are to be located within the Demised Premises, shall be installed by Landlord at its expense if such discontinuance was voluntary, or installed by Landlord at Tenant's expense if such discontinuance was required by law or the Service Provider. Thereafter, all of the same shall be maintained by Tenant at its expense.

            Section 23.05. At no time shall Tenant's connected electrical load in the Demised Premises, including lighting, exceed six (6) watts per rentable square foot connected load.

                                   ARTICLE 24

                                     Broker

            Landlord and Tenant covenant and represent that the sole brokers who negotiated and brought about this transaction were Cushman & Wakefield, Inc. and Cohen Brothers Realty Corporation and Landlord agrees to pay a commission therefor as per separate agreements. Landlord and Tenant agree to hold the other harmless against any claims for a brokerage commission arising out of a breach by the indemnifying party of the representations contained in this Article.

                                   ARTICLE 25

                         Subordination and Ground Lease

            Section 25.01. This Lease is subject and subordinate to (a) the lease dated as of July 29, 1986, between Saks & Company, as lessor and Swiss Bank Corporation, New York Branch, as lessee, as the same is or may hereafter be amended (the "Saks Lease"), (b) any "New Lease" (as defined in the Saks Lease) hereafter entered into, as the same may be amended (collectively together with the Saks Lease called the "Superior Leases"), and (c) to all mortgages (the "Superior Mortgages") which may now or hereafter encumber any such Superior Leases and/or the interest of the lessee under the

Superior Lease in and to the Building, and to all renewals, modifications, amendments, consolidations, replacements or extensions of any of the foregoing. This clause shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant, at any time and from time to time, shall execute within fifteen (15) days of such request, any certificate and document that Landlord may reasonably request which reasonably evidences such subordination.

            Section 25.02. (a) Tenant covenants and agrees that if by reason of a default under any Superior Lease, or under any Superior Mortgage, such Superior Lease and the leasehold estate of the Landlord in the Demised Premises is terminated, or the lessee's estate in the Building under a Superior Lease is foreclosed upon or transferred in lieu of a foreclosure, the Tenant will attorn to the then holder of the reversionary interest in the premises demised by this Lease or the foreclosure purchaser or transferee in lieu of foreclosure, as the case may be, and will recognize such holder, purchaser or transferee as the Tenant's Landlord under this Lease, unless the lessor under such Superior Lease or the holder of any such Superior Mortgage, in any proceeding to terminate such Superior Lease or foreclose such Superior Mortgage, elects to terminate this Lease and the rights of Tenant hereunder provided, however, the holder of the reversionary interest or the foreclosure purchaser or transferee in lieu of foreclosure shall not be (i) liable for any act or omission or negligence of Landlord under this Lease; (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against Landlord; (iii) obligated to perform, undertake or complete any work in the Demised Premises or to prepare it for Tenant's occupancy; (iv) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one (1) month's rent, unless such modification or prepayment shall have been approved in writing by the holder of such Superior Mortgage; (v) obligated to repair the Demised Premises, or the Building, or any part thereof, in the event of any damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to the then holder of the reversionary interest or the foreclosure purchaser or transferee in lieu of foreclosure; (vi) obligated to repair the Demised Premises or the Building, or any part thereof, in the event of partial condemnation of the Demised Premises or the Building;
(vii) required to account for any security deposit of Tenant unless actually delivered to such holder, purchaser or transferee by Landlord; (viii) bound by any obligation to make any payment to Tenant or grant any credits, except for services, repairs, maintenance and restoration provided for under this Lease to be performed by Landlord after the date of attornment; or (ix) responsible for any monies owing by Landlord to Tenant. Nothing contained in this subparagraph shall be construed to impair any right otherwise exercisable by any such holder, purchaser or transferee. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Landlord of or the lessor under any such Superior Lease or the holder of any such Superior Mortgage any instrument which may be necessary to evidence such attornment. Tenant further waives the provisions of any statute or rule or law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event any proceeding is brought by the lessor under any such Superior Lease or the holder of any such Superior Mortgage to terminate the same, and agrees that unless and until any such lessor or holder, in connection with any such proceeding, shall elect to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding.

                  (b) Upon Tenant's receipt of a written notice from the lessor under any Superior Lease or the holder of any Superior Mortgage to the effect that (i) the lessor of said Superior Lease has terminated such Superior Lease or the holder of any Superior Mortgage has declared a default under such Superior Mortgage and/or is otherwise is entitled to performance by the tenant under the Superior Lease, and (ii) Tenant should pay the minimum rent and additional rent thereafter due and payable under this Lease to said lessor or said holder at a place designated in such notice, Tenant shall pay such minimum rent and additional rent to said lessor under said Superior Lease or the holder of any Superior Mortgage at such designated place until such time as said lessor or holder shall notify Tenant that Tenant may resume paying all minimum rent and additional rent thereafter due and payable under this Lease to Landlord. Tenant shall have no liability to Landlord for paying any minimum rent or additional rent to said lessor under the Superior Lease or holder of any Superior Mortgage or otherwise acting in accordance with the provisions of any notice sent to it under this paragraph and shall be relieved of its obligations to pay Landlord any minimum rent or additional rent under this Lease to the extent such payments are made to said lessor under the Superior Lease or to said holder under the Superior Mortgage.

            Section 25.03. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, pursuant to the terms of this Lease, if any, Tenant will not exercise any such right until:

                  (a) it has given a written notice to cure (concurrently with any notice given to Landlord), regarding such act or omission to the holder of any Superior Mortgage and to the lessor of any Superior Lease, whose names and addresses shall previously have been furnished to Tenant, addressed to such holder and lessor at the last addresses so furnished, and

                  (b) a reasonable period of time (not to exceed the period in this Lease granted by Landlord) for remedying such act or omission shall have elapsed following such giving of notice and the expiration of any grace period applicable thereto in favor of Landlord hereunder, during which such holder and lessor, or any of them, with reasonable diligence, following the giving of such notice, shall not have commenced and is or are not continuing to remedy such act or omission or to cause the same to be remedied.

            If Tenant fails to give the notice and cure period to the holder of any Superior Mortgage and to the lessor of any Superior Lease, then any termination of this Lease or claim of partial or total eviction by Tenant shall be deemed null and void.

            Section 25.04. If, in connection with obtaining financing for Landlord's estate in and to the Building as lessee under a Superior Lease, or of Landlord's interest in any Superior Lease, a banking, insurance or other recognized institutional lender shall request modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto and its execution and delivery of such modification agreement, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises.

                                   ARTICLE 26

                              Estoppel Certificate

            Each party shall at any time, and from time to time, within ten (10) days after so requested by the other party execute, acknowledge and deliver to the other party, a statement addressed to the other party or its designee or the lessor of any Superior Lease or the holder of any Superior Mortgage encumbering such Superior Lease and/or the interest of the lessor under the Superior Lease in and to the Building (a) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) stating the dates to which the minimum rent and additional rent have been paid, (c) stating whether or not there exists any default by the other party under this Lease, and, if so, specifying each such default, and (d) such other information as may be required by either party or any such lessor or mortgagee, it being intended that any such statement may be relied upon by Landlord, by any Superior Mortgagee or prospective mortgagee of any mortgage affecting the Building described in Schedule B and/or Building and improvements thereon or the lease hold estate under any Superior Lease affecting the Land and/or Building and improvements thereon, or may be relied upon by the lessor under any such Superior Lease or a purchaser of lessee's estate under any such Superior Lease or any interest therein, or by Tenant or its assignee.

                                  ARTICLE 27

                             Waiver of Jury Trial

            Landlord and Tenant hereby waive the right to trial by jury in any action or proceeding that may hereafter be instituted against it or in any action or proceeding on matters which are connected with this Lease, or any of its provisions or Tenant's use or occupancy of the Demised Premises, including any claims for injury or damage, or any emergency or other statutory remedy with respect thereto.

                                  ARTICLE 28

                            Surrender of Premises

            Section 28.01. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises, vacant, broom clean, in good order and condition, ordinary wear and tear and damage by fire or other casualty excepted, and shall remove all its property therefrom, except as otherwise provided in this Lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

            Section 28.02. In the event Tenant shall remain in possession of the Demised Premises after the expiration or other termination of the term of this Lease, such holding over shall not constitute a renewal or extension of this Lease. Landlord, may, at its option, elect to treat Tenant as one who is not removed at the end of the term, and thereupon be entitled to all of the remedies against Tenant provided by law in that situation or Landlord may elect to construe such holding over as a tenancy from month-to-month, subject to all of the terms and conditions of this Lease, except as to the duration thereof, and the minimum rent shall be due, in either of such events, at a monthly rental rate equal to two (2) times the monthly installment of minimum rent which would otherwise be payable for such month, together with any and all additional rent. If such holdover continues for over thirty (30) days Tenant shall also be responsible for and hereby indemnifies Landlord against any claims made by any succeeding tenant or prospective tenant founded upon Tenant's delay in surrendering the Demised Premises to Landlord.

                                  ARTICLE 29

                            Rules and Regulations

            Section 29.01. Tenant, its servants, employees, agents, visitors and licensees shall observe faithfully and comply with the rules and regulations set forth in Schedule "C" attached hereto and made a part hereof. Landlord shall have the right from time to time during the term of this Lease to make reasonable changes in and additions to the rules thus set forth.

            Section 29.02. Any failure by Landlord to enforce any rules and regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a breach hereunder or waiver of any such rules and regulations. All such rules and regulations shall not be applied in a discriminatory manner against Tenant.

                                  ARTICLE 30

                    Successors and Assigns and Definitions

            Section 30.01. The covenants, conditions and agreements contained in this Lease shall bind and enure to the benefit of Landlord and Tenant and their respective distributees, legal representatives, successors and, except as otherwise provided herein, their assigns.

            Section 30.02. The term "Landlord" as used in this Lease, so far as the covenants and agreements on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the tenant's estate under any Superior Lease covering the property described in Schedule B hereto annexed and/or (but only if the Superior Leases shall terminate and Tenant shall attorn to the lessor under the Superior Lease which had terminated) the fee title of Landlord covering the Land and/or the Building and improvements thereon. In the event of any assignment or assignments of such tenant's estate or transfer of such title, Landlord herein named (and in case of any subsequent assignment or transfer, the then assignor or transferor) shall be automatically freed and relieved from and after the date of such assignment or transfer of all personal liability with respect to performance of any of Landlord's covenants and agreements thereafter to be performed, and such assignee or transferee shall be bound by all of such covenants and agreements; it being intended that Landlord's covenants and agreements shall be binding on Landlord, its successors and assigns only during and in respect of their successive periods of such ownership.

            However, in any event, the members in Landlord shall not have any personal liability or obligation by reason of any default by Landlord under any of Landlord's covenants and agreements in this Lease. In case of such default, Tenant will look only to Landlord's estate, as tenant, under such Superior Lease and/or (but only if the Superior Leases shall terminate and Tenant shall attorn to the lessor under the Superior Lease which had terminated) its interest in the Land and/or Building, to recover any loss or damage resulting therefrom; and Tenant shall have no right to nor shall Tenant assert any claim against nor have recourse to Landlord's other property or assets to recover such loss or damage.

            Section 30.03. All pronouns or any variation thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural as the identity of the person or persons may require; and if Tenant shall consist of more than one
(1) person, the obligations of such persons, as Tenant, under this Lease, shall be joint and several.

            Section 30.04. The definitions contained in Schedule E annexed hereto are hereby made a part of this Lease.

                                   ARTICLE 31

                                     Notices

            Any notice, statement, certificate, request, approval, consent or demand required or permitted to be given under this Lease shall be in writing sent by registered or certified mail (or reputable, commercial overnight courier service) return receipt requested, addressed, as the case may be, to Landlord, at 750 Lexington Avenue, New York, New York 10022, and to Tenant at 775 Passaic Avenue, West Caldwell, New Jersey 07006, or to such other addresses as Landlord or Tenant respectively shall designate in the manner herein provided. Such notice, statement, certificate, request, approval, consent or demand shall be deemed to have been given three (3) business days after the date when mailed, as aforesaid, or on the date of delivery by overnight courier.

                                   ARTICLE 32

                           No Waiver; Entire Agreement

            Section 32.01. The specific remedies to which Landlord or Tenant may resort under the provisions of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord or Tenant may be lawfully entitled in case of any breach or threatened breach by the other of any of the terms, covenants and conditions of this Lease. The failure of Landlord or Tenant to insist upon the strict performance of any of the terms, covenants and conditions of this Lease, or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment for the future of such term, covenant, condition, right or remedy. A receipt by Landlord or payment by Tenant of minimum rent or additional rent with knowledge of the breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach. This Lease may not be changed or terminated orally. In addition to the other remedies in this Lease provided, Landlord and Tenant shall be entitled to seek to restrain by injunction, the violation or attempted or threatened violation of any of the terms, covenants and conditions of this Lease or to a decree, any court having jurisdiction in the matter, compelling performance of any such terms, covenants and conditions.

            Section 32.02. No receipt of monies by Landlord from Tenant, after any re-entry or after the cancellation or termination of this Lease in any lawful manner, shall reinstate the Lease; and after the service of notice to terminate this Lease, or after commencement of any action, proceeding or other remedy, Landlord may demand, receive and collect any monies due, and apply them of account of Tenant's obligations under this Lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment.

            Section 32.03. If Tenant is in arrears in the payment of minimum rent or additional rent, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

            Section 32.04. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this Lease provided.

            Section 32.05. This Lease and the Schedules annexed hereto constitute the entire agreement between Landlord and Tenant referable to the Demised Premises, and all prior negotiations and agreements are merged herein.

            Section 32.06. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

            Section 32.07 It is understood and agreed that this Lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way whatsoever until (i) Tenant has duly executed and delivered duplicate originals to Landlord, and (ii) Landlord has executed and delivered one of said fully executed originals to Tenant.

                                  ARTICLE 33

                                   Captions

            The captions of Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.

                                  ARTICLE 34

                             Inability to Perform

            If the performance or observance by Landlord or Tenant of any of the terms, covenants and conditions of this Lease on the part of Landlord or Tenant to be performed shall be delayed by reason of unavoidable delays (as hereinafter defined), the time for the performance or observance thereof shall be extended for the period of time as Landlord or Tenant shall have been so delayed, provided Tenant shall continue, notwithstanding unavoidable delays, to be obligated to pay minimum rent and additional rent.

            The words "unavoidable delays", as used in this Lease shall mean (a) the enactment of any law or issuance of any governmental order, rule or regulation (i) prohibiting or restricting performance of work of the character required to be performed by Landlord under this Lease, or (ii) establishing rationing or priorities in the use of materials, or (iii) restricting the use of labor, and (b) strikes, lockouts, acts of God, inability to obtain labor or materials, enemy action, civil commotion, fire, unavoidable casualty or other similar types of causes beyond the reasonable control of Landlord, other than financial inability.

                                  ARTICLE 35

                        No Representations by Landlord

            Neither Landlord nor any agent or employee of Landlord has made any representation whatsoever with respect to the Demised Premises except as expressly set forth in this Lease.

                                  ARTICLE 36

                               Security Deposit

            Section 36.01. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the sum of $200,000.00, either in cash or by Letter of Credit as provided in Section 36.02, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant agrees that, in the event that Tenant defaults in respect of any of the terms, provisions and conditions of this Lease (including the payment of minimum rent and additional rent), after any applicable notice and expiration of any applicable cure period, Landlord may use, apply or retain the whole or any part of the cash security so deposited or may notify the "Issuing Bank" (as such term is defined in Section 36.02) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any rent, additional rent, or any other sum as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of Tenant's default, in respect of any of the terms, covenants and conditions of this Lease (including any damages or deficiency accrued before or after summary proceedings or other re-entry by

Landlord). In the event that Landlord applies or retains any portion or all of the cash security or the proceeds of such Letter of Credit, as the case may be, Tenant shall, within five (5) days after demand by Landlord, restore the amount so applied or retained so that, at all times, the amount deposited shall be $200,000.00. Upon Tenant's making such additional deposit, Landlord is hereby authorized to act as Tenant's agent to use the proceeds of the Letter of Credit to obtain a new Letter of Credit and Tenant hereby irrevocable appoints Landlord as Tenant's agent and attorney-in-fact to obtain a replacement Letter of Credit from the Issuing Bank or any other qualifying bank (such qualifying bank shall then be the Issuing Bank). If Tenant shall fail or refuse to make such additional deposit, Landlord shall have the same rights in law and in equity and under this Lease as it has with respect to a default by Tenant in the payment of minimum rent. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the cash security or Letter of Credit, as the case may be, shall be returned to Tenant within twenty (20) days after the expiration date and after delivery of possession of the entire Demised Premises to Landlord in the condition provided in this Lease for such delivery of possession.

            Section 36.02. Such letter of credit (the "Letter of Credit") shall be a clean, irrevocable and unconditional Letter of Credit issued by and drawn upon any commercial bank (the "Issuing Bank") with offices for banking purposes in the City of New York and having combined capital and surplus of not less than $100,000,000.00, which Letter of Credit shall have an initial term of not less than one year or thereafter having a term expiring not less than ninety (90) days following the expiration of the term of this Lease, shall permit multiple drawings, shall be transferable by the beneficiary at one or more occasions at no charge to the beneficiary and otherwise be in form and content satisfactory to Landlord, be for the account of Landlord and be in the amount of $200,000.00. Notwithstanding the foregoing, if at any time the combined capital and surplus of the Issuing Bank is less than $100,000,000.00 or its rating is downgraded from its current rating, and provided Tenant does not replace the existing Letter of Credit with a Letter of Credit meeting the criteria of Section 36.02 within the sooner of thirty (30) days following Tenant's receipt of Landlord's notice to Tenant of either of the foregoing events or the number of days remaining until the expiration date of the existing Letter of Credit, Landlord shall have the right, at any time thereafter, to draw down the entire proceeds pursuant to the terms of Section 36.01 as cash security pending the replacement of such Letter of Credit. The Letter of Credit shall provide that:

                  (a) the Issuing Bank shall pay to Landlord or its duly authorized representative an amount up to the face amount of the Letter of Credit upon presentation of the Letter of Credit and a sight draft, in the amount to be drawn;

                  (b) it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year each thereafter during the term of this Lease, unless Issuing Bank sends written notice (hereinafter referred to as the Non-Renewal Notice) to Landlord by certified or registered mail, return receipt requested, not less than sixty (60) days next preceding the expiration date of the Letter of Credit that it elects not to have the Letter of Credit renewed, and it being agreed that the giving of such Non-Renewal Notice shall for the purpose of this Article 37 be deemed a default under this Lease, unless Tenant replaces the Letter of Credit with a substitute Letter of Credit meeting the criteria of this
       Section 36.02 or with a cash deposit at least thirty (30) days prior to the expiration date of the Letter of Credit.

                  (c) Landlord, subsequent to its receipt of a Non-Renewal Notice, and prior to the expiration date of the Letter of Credit, shall have the right, exercisable by means of sight draft, to receive the monies represented by the Letter of Credit and hold such proceeds pursuant to the terms of Section 36.01 as cash security pending the replacement of such Letter of Credit; and

                  (d) upon Landlord's sale or assignment of its estate as Tenant under any Superior Lease, the Letter of Credit shall be transferable by Landlord, as provided in Section 36.03.

            Section 36.03. At any time, and from time to time during the term of this Lease, if Landlord is then holding a cash security deposit, Tenant may substitute a Letter of Credit to replace the same and the cash will then be returned to Tenant, or if Landlord is then holding a Letter of Credit as security, Tenant may deposit cash with Landlord to replace the Letter of Credit and Landlord will then return the Letter of Credit to Tenant.

            Section 36.04. In the event Landlord's estate as tenant under any Superior Lease is sold or assigned, or (if the Superior Lease shall terminate and Tenant shall attorn to the lessor under the Superior Lease which had terminated) the fee title of Landlord covering the Land and/or Building is transferable or conveyed, Landlord shall have the right to transfer the Letter of Credit then held by Landlord to the vendee, transferee or assignee, and Landlord shall thereupon be released by Tenant from all liability for the return of such Letter of Credit. In such event, Tenant agrees to look solely to the new Landlord for the return of said Letter of Credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the Letter of Credit to a new Landlord.

            Section 36.05. Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the Letter of Credit deposited hereunder as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

            Section 36.06. The use of the security, as provided in this Article, shall not be deemed or construed as a waiver of Tenant's default or as a waiver of any other rights and remedies to which Landlord may be entitled under the provisions of this Lease by reason of such default, it being intended that Landlord's rights to use the whole or any part of the security shall be in addition to but not in limitation of any such other rights and remedies; and Landlord may exercise any of such other rights and remedies independent of or in conjunction with its rights under this Article.

                                  ARTICLE 37

                             Late Payment Charges

            If Tenant shall fail to pay any minimum rent or additional rent within ten (10) days after its due date, Tenant shall pay a late charge of $.05 for each $1.00 which remains unpaid after such period to compensate Landlord for additional expense in processing such late payment. In addition, if Tenant fails to pay any minimum rent or additional rent within fifteen (15) days after its due date, Tenant shall pay interest thereon from the date due until the date paid at the rate of one (1%) percent per month. If any check of Tenant in payment of any sum due under this Lease, including but not limited to minimum rent and additional rent, fails to clear the bank, Tenant shall pay a charge of $100.00.

                                  ARTICLE 38

                                 Rent Control

            In the event the minimum rent and/or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any federal, state, county or city law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense or liability to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the minimum rent and/or additional rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) minimum rent and/or additional rent which would have been paid pursuant to this Lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

                                  ARTICLE 39

                        Supplemental Air Conditioning

            Section 39.01 Tenant, at its cost, subject to the provisions of
Article 5 of the Lease, may also install up to five (5) tons of condenser water cooled supplemental air conditioning equipment in the Additional Premises, such installation to be in accordance with plans and specifications to be approved by Landlord, which approval shall not be unreasonably withheld or delayed (the five
(5) ton air conditioning equipment being hereinafter collectively called the "Equipment"). Tenant, at its own cost, shall maintain all such Equipment in good condition and repair and shall make any replacements thereof as may be required. Tenant, at its own expense, shall obtain in its own name the use permits for such Equipment and provide Landlord with copies of same. Tenant shall also obtain and pay for all annual renewal fees in connection therewith, and provide Landlord with a copy of such annual renewals. Tenant shall indemnify and hold Landlord harmless from and against any loss, claims, costs and expenses (including reasonable attorneys' fees) in connection with the repair and maintenance of said Equipment, excluding any claims resulting from Landlord's or any of its employees, contractors, agents or invitees negligence or willful misconduct. Tenant, at its cost, shall install a device to measure the hours of operation of the Equipment, which device is capable of providing a print-out verifying the date and time of usage and shall be read by Landlord. All such Equipment shall be subject to the determination by Landlord's electrical consultant, whose reasonable fees shall be paid by Tenant, of the cost of the additional electricity consumed by Tenant with respect to the use and operation of all such Equipment. Tenant, as additional rent, agrees to pay for the cost of electricity as determined by said consultant, within twenty (20) days after submission to Tenant of bills therefor. Any disputes as to the amount of such billing shall be resolved in the manner provided in Section 23.02. Tenant, at its cost, may tap into the existing Building condenser water riser and use up to five (5) tons of condenser water. Tenant shall pay to Landlord a one time tap-in charge of $1,250.00.

            Section 39.02 With respect to Tenant's use of condenser water, Tenant shall pay to Landlord during each month of the term of this Lease, an amount (the "Monthly Condenser Water Amount") equal to the product obtained by multiplying (i) the number of tons of condenser water connected to the condenser water riser, to wit, five (5), times (ii) 1/12th of the Condenser Water Charge (as hereinafter defined) in effect for the calendar year in which such month occurs. Landlord shall furnish bills to Tenant from time to time for the Monthly Condenser Water Amount and Tenant shall pay each such bill within ten (10) days after its receipt thereof. As of the Commencement Date, the "Condenser Water Charge" is One Thousand Two Hundred Fifty Dollars ($1,250) per ton of cooling capacity, per annum. Landlord shall have the right to increase the Condenser Water Charge from time to time based on Landlord's increased costs and expenses with respect to supplying condenser water to the System.

                                  ARTICLE 40

                    Landlord's Reimbursement Contribution

            Subject to the provisions of Article 5 of this Lease, Tenant agrees to perform the initial work and installations required to make the Demised Premises suitable for the conduct of Tenant's business. Tenant, on or before March 1, 2006, agrees to deliver to Landlord, for Landlord's approval, the plans and specifications for Tenant's initial work, which approval shall not be unreasonably withheld or delayed with respect to non-structural interior work which does not adversely affect the Building systems. Tenant agrees to commence its work promptly after Landlord's approval of Tenant's plans and thereafter complete its work and commence business in the Premises within one hundred fifty
(150) days following Landlord's approval of Tenant's plans. Landlord agrees to reimburse Tenant up to the sum of $20,000.00 ("Landlord's Reimbursement Contribution") toward the cost of such work, which shall include hard and soft costs. Landlord shall pay to Tenant, the cost of the work requested by Tenant, not to exceed the Landlord's Reimbursement Contribution, theretofore performed by the contractor, which shall include any general contractor and all subcontractors hired by the general contractor, provided Tenant delivers to Landlord concurrently with its request, paid bills of the contractor, including any general contractor and subcontractor, involved and approved by Tenant, a certificate by Tenant's architect, if any, that such paid bills have been approved and the work or materials evidenced by such bills have been satisfactorily completed in accordance with all applicable governmental requirements and a waiver of mechanic's lien signed by the contractor, including any general contractor and subcontractor, with respect to the amount paid as evidenced by the paid bill, such payment to be made to Tenant within thirty (30) days after receipt of Tenant's request together with the aforesaid documentation. Landlord shall have no obligation or responsibility to pay any cost exceeding the amount of Landlord's Reimbursement Contribution. If the amount Tenant expends for the cost exceeds the amount of Landlord's Reimbursement Contribution, Tenant shall be responsible for the payment to the contractors of the excess. If said amount is less than the amount of Landlord's Reimbursement Contribution, Landlord shall not be obligated to pay such difference to Tenant. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs and expenses, including but not limited to attorneys' fees, in connection or relating to the initial work performed pursuant to this Article.

            IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                              FIFTH AVENUE BUILDING COMPANY LLC

                               By: Fifth Avenue Tower Corp.
                                  Its managing member


                              By: /s/ Charles Steven Cohen
                                 ------------------------------------
                              Charles Steven Cohen, President



                              GREG MANNING AUCTIONS, INC.


                              By: /s/ Larry Crawford
                                 -------------------------------------
                                 Name:  Larry Crawford
                                 Title: Chief Financial Officer and Executive
                                        Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT


STATE OF NEW YORK.      )
                        :  ss.:
COUNTY OF NEW YORK      )


            On the day of in the year 2005 before me, the undersigned, a Notary Public in and said State, personally appeared Charles Steven Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                            _____________________________________
                                          Notary Public



STATE OF NEW YORK.      )
                        :  ss.:
COUNTY OF NEW YORK      )


            On the day of in the year 2005 before me, the undersigned, a Notary Public in and said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                            _____________________________________
                                          Notary Public

                                   SCHEDULE A

                                   Floor Plan




                                [GRAPHIC OMITTED]

                                   SCHEDULE B
                                   ----------

                               Description of Land

That certain plot, piece or parcel or land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of East 50th Street distant 208 feet easterly from the corner formed by the southerly side of East 50th Street and the easterly side of Fifth Avenue;

RUNNING THENCE easterly along the southerly side of East 50th Street 85 feet 10 inches to a point distant 126 feet 2 inches westerly, as measured along the southerly side of East 50th Street from the corner formed by the southerly side of East 50th Street and the westerly side of Madison Avenue;

RUNNING THENCE southerly at right angles to the last mentioned course 100 feet 5 inches to the center line of the block;

THENCE easterly along the center line of the block 6 feet 2 inches to a point;

THENCE southerly, at right angles to the last mentioned course 100 feet 5 inches to the northerly side of East 49th Street;

THENCE westerly along the northerly side of East 49th street 100 feet to a point;

THENCE northerly, at right angles to the last mentioned course, 60 feet 5 inches to a point;

THENCE easterly at right angles to the last mentioned course, 60 feet 5 inches to a point;

THENCE northerly, at right angles to the last mentioned course 77 feet 5 inches to a point;

THENCE westerly, at right angles to the last mentioned course 20 feet 5 inches to a point;

THENCE northerly, at right angles to the last mentioned course 63 feet 0 inches to the southerly side of 50th Street, the point or place of BEGINNING.

                                   SCHEDULE C
                                   ----------

                              Rules and Regulations

            1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees, guests, customers and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities, furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. Landlord further reserves the right, at any time, to install a message/package center in an area in the Building designated by Landlord and reasonably accessible to and for the common use of tenant's, and the tenants shall comply with the procedures for the same set forth by the Landlord.

            2. The reasonable cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such tenant.

            3. The Landlord may refuse admission to the Building at any time to any person not having a pass issued by the Landlord, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the building during and after ordinary business hours, subject to the reasonable requirements of Landlord, including but not limited to reasonable non-discriminatory use by Landlord of reasonable security scanners and reasonable security detection equipment. Each tenant shall be responsible for all persons for whom he requests such permission and shall be liable to the Landlord for all acts of such persons. Tenant shall obtain identification cards to be issued by Landlord for each employee and shall pay the Landlord's Building standard charge therefor. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be rejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

            4. No tenant shall obtain or accept for use in its premises towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always that the charges for such services by persons authorized by the Landlord are comparable to the industry charge. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such reasonable regulations as may be fixed by the Landlord.

            5. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises.

            6. There shall not be used in any space, or in the public halls of the Building, either by the Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

            7. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises if operable shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises.

            8. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of the Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, flammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

            9. Tenant shall not permit any cooking or food odors emanating within the Demised Premises to seep into other portions of the Building.

            10. No acids, vapor or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

            11. No signs, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of the Building or inside the premises if visible from the outside without the prior written consent of the Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs and lettering on doors and elevators shall be inscribed, painted, or affixed for each tenant by Landlord at the expense of such tenant, (the charge not to exceed that which a reputable outside contractor would charge), and shall be of a size, color and style reasonably acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant which impairs the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

            12. No additional locks or belts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

            13. No tenant shall mark, paint, drill into or in any way deface any part of the Building or the premises demised to such tenant. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, which will not be unreasonably withheld or delayed, and as Landlord may reasonably direct. No tenant shall install any resilient tile or similar floor covering in the premises demised to such tenant except in a manner approved by Landlord.

            14. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

            15. No premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

            16. The requirements of tenants will be attended only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

            17. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

            18. The tenant's employees shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof.

            19. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord and shall employ such exterminators therefor as shall be approved by Landlord.

            20. No bicycle or other vehicle and no animals shall be allowed in the showrooms, offices, halls, corridors or any other parts of the Building.

            21. Tenant shall not, without Landlord's prior written consent, install or operate any heating device, refrigerating or air conditioning equipment, steam or internal combustion engine, boiler, stove, machinery or mechanical devices upon the premises or carry on any mechanical or manufacturing business thereon, or use or permit to be brought into the Building flammable fluids such as gasoline, kerosene, benzene or naphtha or use any illumination other than electric lights. All equipment, fixtures, lamps and bulbs shall be compatible with, and not exceed the capacity of the Building's electric system. No explosives, firearms, radioactive or toxic or hazardous substances or materials, or other articles deemed hazardous to life, limb or property shall be brought into the Building or the Premises.

            22. Tenant must list all furniture and fixtures to be taken from the Building upon a form approved by Landlord. Such list shall be presented at the office of the Building for approval before acceptance by the security officer or elevator operator.

            23. Tenant, its customers, invitees, licensees, agents, servants, employees and guests shall not encumber or obstruct sidewalks, entrances, passages, courts, vestibules, halls, elevators, stairways or other common areas in or about the Building.

            24. Tenant shall not allow anything to be placed against or near the glass in the partitions between the premises and the halls or corridors of the Building which shall diminish the light in the halls or corridors.

            25. Upon termination of this Lease, Tenant shall surrender all keys of the premises and of the Building and give to Landlord the explanation of the combination of all locks on safes or vault doors in the Premises.

            26. Tenant shall provide the Building Manager with keys to all locks on any doors of the premises. The Building Manager shall be allowed admittance to the premises in the event of any emergency, fire or other casualty that may arise in other appropriate instances.

            27. Unless otherwise advised by Landlord, neither Tenant nor its employees shall undertake to regulate the radiator controls of thermostats. Tenant shall report to the office of the Building whenever such thermostats or radiator controls are not working properly or satisfactorily.

            28. All window treatments that are visible from the street shall be subject to Landlord's approval.

            29. Tenant assumes full responsibility for protecting its space from weather, theft, robbery and pilferage, which includes keeping doors locked and other means of entry into the premises closed and secured.

            30. Tenant shall not sell food of any kind or cook in the Building. Tenant may serve complimentary foods to its guests provided that it shall first comply with all Legal Requirements.

            31. Water in the premises shall not be wasted by Tenant or its employees by tying or wedging back the faucets of the washbowls or otherwise.

            32. All messengers shall be required to sign in and obtain a pass from either the front desk or the elevator starters. Contractors and other workmen shall use only the freight elevators for all movement within the Building.

            33. Landlord reserves the right at any time, to install a message/package center in an area in the Building designated by Landlord and reasonably accessible to and for the common use of the tenants, and tenants shall comply with the procedures for the same set forth by the Landlord.

                                   SCHEDULE D
                                   ----------

                             Cleaning Specifications

                                       for

                      623 Fifth Avenue, New York, New York


Landlord will perform cleaning services in the Demised Premises and related areas as follows:

NIGHTLY
-------

            Empty and wipe clean all waste receptacles.

            Wipe clean all accessible areas within hand high reach; including but not limited to window sills, wall ledgers, chairs, desks, tables, file cabinets, convector enclosures, pictures and all manner of office furniture.

            Wipe clean all glass top desks and tables.

            Sweep with treated cloths all composition tile flooring.

            Carpet sweep all carpeted areas, and vacuum clean weekly.


CORE LAVATORIES (Nightly or as otherwise designated)
---------------

            Wash and dry all bowls, seats urinals, washbasins and mirrors.

            Wash and wipe dry all metal work.

            Insert toilet tissue, toweling and soap

            Empty paper towel and sanitary napkin disposal receptacles and remove to designated area.

            Sweep and wash floors.

            Wipe clean all sills, partitions and ledges.

            Wipe clean exterior of waste cans and dispensing units.

            Wash partitions monthly.

            Wash tile walls monthly.

            Wash and dry interior of waste cans and sanitary disposal containers weekly.

WINDOW CLEANING SERVICES
------------------------

            Clean all exterior windows, inside and out periodically during the year, as Landlord deems necessary.


RUBBISH REMOVAL SERVICES
------------------------

            Empty all  ordinary dry rubbish  waste  baskets used in the normal
            course  of  business  from  the  office  premises  daily,   Monday
            through Friday, holidays and week ends excepted.

                                   SCHEDULE E
                                   ----------

                                   Definitions

            (a) The term mortgage shall include an indenture of mortgage and deed of trust to a trustee to secure an issue of bond, encumbering on the leasehold estate under a Superior Lease, and the term mortgagee shall include such a trustee.

            (b) The terms include, including and such as shall each be construed as if followed by phrase "without being limited to".

            (c) The term obligations of this lease, and words of like import, shall mean the covenants to pay rent and additional rent under this lease and all of the other covenants and conditions contained in this Lease. Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

            (d) The term Tenant's obligations hereunder, and words of like import, and the term Landlord's obligations hereunder, and words of like import, shall mean the obligations of this Lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to performance of either party's obligations under this Lease shall be construed as "performance and observance".

            (e) Reference to Tenant being or not being in default hereunder, or words of like import, shall mean that Tenant is in default, after notice and expiration of any applicable cure period, in the performance of one or more of Tenant's obligations hereunder, or that Tenant is not in default, after notice and expiration of any applicable cure period, in the performance of any of Tenant's obligations hereunder, or that a condition of the character described in Section 16.01 has occurred and continues or has not occurred or does not continue, as the case may be.

            (f) References to Landlord as having no liability to Tenant or being without liability to Tenant, shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Demised Premises.

            (g) The term laws and/or requirements of public authorities and words of like import shall mean laws and ordinances of any or all of the Federal, state, city, county and borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

            (h) The term requirements of insurance bodies and words of like import shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

            (i) The term repair shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

            (j) Reference to termination of this lease includes expiration or earlier termination of the term of this lease or cancellation of this Lease pursuant to any of provisions of this lease or to law. Upon a termination of this Lease, the term and estate granted by this Lease shall end at noon of the date of termination as if such date were the date of expiration of the Term of this Lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this Lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

            (k) The term Tenant shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of Tenant's estate and interest granted by this lease and also, if Tenant is not an individual or a corporation, all of the persons, firms and corporations then comprising Tenant.

            (l) Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

            (m) The rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.